UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

500 HILLS DRIVE

BEDMINSTER, NEW JERSEY 07921

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 24, 2012

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation will be held at Fiddler’s Elbow Country Club, 811 Rattlesnake Bridge Road, Bedminster, New Jersey, on Tuesday, April 24, 2012, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters:

  Election of the twelve directors named herein to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified.
  To approve, on a non-binding basis, the compensation of the Corporation’s named executive officers as determined by the Compensation Committee.
  To hold an advisory vote on the frequency of the advisory vote on the compensation of the Corporation’s named executive officers.
  The approval of the Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan, which generally provides the Board of Directors the authority to grant stock options, stock appreciation rights and restricted stock for a maximum of 200,000 shares of common stock to selected officers, key employees, independent contractors and non-employee directors of Peapack-Gladstone and any subsidiary of Peapack-Gladstone.
  The ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2012.
  Such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 14, 2012, are entitled to receive notice of, and to vote at, the meeting.

You are urged to read carefully the attached proxy statement relating to the meeting.

Shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to date and sign the enclosed proxy form and return it in the enclosed envelope as promptly as possible. You may revoke your proxy by filing a later-dated proxy or a written revocation of the proxy with the Corporate Secretary of Peapack-Gladstone prior to the meeting. If you attend the meeting, you may revoke your proxy by filing a later-dated proxy or written revocation of the proxy with the Corporate Secretary of the meeting prior to the voting of such proxy.

By Order of the Board of Directors

ANTOINETTE ROSELL,

CORPORATE SECRETARY

Bedminster, New Jersey

March 23, 2012

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE

ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2012

This Proxy Statement and our Annual Report are available at

http://phx.corporate-ir.net/phoenix.zhtml?c=100168&p=proxy

PEAPACK-GLADSTONE FINANCIAL CORPORATION

500 HILLS DRIVE

BEDMINSTER, NEW JERSEY 07921

PROXY STATEMENT

DATED MARCH 23, 2012

GENERAL PROXY STATEMENT INFORMATION

This proxy statement is furnished to the shareholders of Peapack-Gladstone Financial Corporation (“Peapack-Gladstone”) in connection with the solicitation by the Board of Directors of Peapack-Gladstone of proxies for use at the Annual Meeting of Shareholders to be held at Fiddler’s Elbow Country Club, Bedminster, New Jersey on Tuesday, April 24, 2012 at 2:00 p.m. local time. This proxy statement is first being mailed to shareholders on approximately March 23, 2012.

VOTING INFORMATION

Outstanding Securities and Voting Rights

The record date for determining shareholders entitled to notice of, and to vote at, the meeting is March 14, 2012. Only shareholders of record as of the record date will be entitled to notice of, and to vote at, the meeting.

On the record date 8,872,334 shares of Peapack-Gladstone's common stock, no par value, were outstanding and eligible to be voted at the meeting. Each share of Peapack-Gladstone's common stock is entitled to one vote.

Required Vote

The election of directors requires the affirmative vote of a plurality of Peapack-Gladstone's common stock voted at the meeting, whether voted in person or by proxy. At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable New Jersey law and Peapack-Gladstone's certificate of incorporation and by-laws, abstentions and broker non-votes are counted for purpose of establishing a quorum but have no impact on the election of directors.

The approval, on a non-binding basis, of the compensation of the Corporation’s named executive officers as determined by the Compensation Committee requires the affirmative vote of a majority of the votes cast at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no impact on the approval of this advisory proposal.

For the proposal regarding the frequency of the advisory vote on executive compensation, the choice (i.e., every year, every two years or every three years) receiving the highest number of votes cast by shareholders will be considered by the Board as the expressed preference of shareholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The approval of Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan requires the affirmative vote of a majority of Peapack-Gladstone’s common stock voted at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no effect on the approval of the 2012 Long-Term Stock Incentive Plan.

The ratification of the appointment of Crowe Horwath LLP requires the affirmative vote of a majority of the votes cast at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no impact on the ratification of Crowe Horwath LLP.

All shares represented by valid proxies received pursuant to this solicitation will be voted FOR the election of the 12 nominees for director who are named in this proxy statement, FOR the approval, on a non-binding basis, of the compensation of the Corporation’s named executive officers as determined by the Compensation Committee, FOR every year on the proposal regarding the frequency of the advisory vote on executive compensation, FOR the approval of Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan, and FOR ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2012, unless the shareholder specifies a different choice by means of the proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the meeting, the persons named as proxies will vote upon such matters according to their discretion.

Revocability of Proxy

Any shareholder giving a proxy has the right to attend and to vote at the meeting in person. A proxy may be revoked prior to the meeting by filing a later-dated proxy or a written revocation if it is sent to the Corporate Secretary of Peapack-Gladstone, Antoinette Rosell, at 500 Hills Drive, Suite 300, PO Box 700, Bedminster, New Jersey, 07921, and is received by Peapack-Gladstone in advance of the meeting. A proxy may be revoked at the meeting by filing a later-dated proxy or a written revocation with the Secretary of the meeting prior to the voting of such proxy.

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Solicitation of Proxies

This proxy solicitation is being made by the Board of Peapack-Gladstone and its agent Phoenix Advisory Partners and the costs of the solicitation will be borne by Peapack-Gladstone. In addition to the use of the mails, proxies may be solicited personally or by telephone, e-mail or facsimile transmission by directors, officers and employees of Peapack-Gladstone and its subsidiaries or Phoenix Advisory Partners. Directors, officers and employees, will not be specially compensated for such solicitation activities. The amount Peapack-Gladstone will pay Phoenix Advisory Partners for its proxy solicitation services is $6,500 plus certain out of pocket costs. Peapack-Gladstone will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and Peapack-Gladstone may reimburse them for their reasonable expenses incurred in forwarding the materials.

PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTOR INFORMATION

Peapack-Gladstone's certificate of incorporation and by-laws authorize a minimum of 5 and a maximum of 25 directors, but leave the exact number to be fixed by resolution of Peapack-Gladstone's Board of Directors. The Board has currently fixed the number of directors at 12 and the Board is presently comprised of 11 members. Directors are elected annually by the shareholders for one-year terms. Peapack-Gladstone's Nominating Committee has recommended to the Board the 11 current directors for reelection and Mr. Finn M. W. Caspersen, Jr. to serve for one-year terms expiring at Peapack-Gladstone’s 2013 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board will be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

Unless a shareholder indicates otherwise on the proxy, the proxy will be voted for the persons named in the table below to serve until the expiration of their terms, and thereafter until their successors have been duly elected and qualified.

The following table sets forth the names and ages of the Board's nominees for election, the nominees' positions with Peapack-Gladstone (if any), the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director of Peapack-Gladstone. The nominee's prior service as a director includes prior service as a director of Peapack-Gladstone Bank (the “Bank”) prior to the formation of the holding company. In addition, described below are each director nominee’s particular experience, qualifications, attributes or skills that have led the Board to conclude that the person should serve as a director.

NOMINEES FOR ELECTION AS DIRECTORS
Name and Position With Peapack-Gladstone	Age	Director Since	Principal Occupation or Employment for the Past Five Years; Other Company Directorships
Finn M. W. Caspersen, Jr. Executive Vice President and General Counsel	42	N/A	Executive Vice President and General Counsel of Peapack-Gladstone and the Bank. Mr. Caspersen, who began his career with Peapack-Gladstone in 2004, is qualified to serve on the Board of Directors because of his combined business and legal skills, his judgment, and his proven leadership.
Anthony J. Consi, II	66	2000	Retired; previously Senior Vice President of Finance and Operations, Weichert Realtors. Mr. Consi is qualified to serve on the Board of Directors because of his 15 years of public accounting experience at Coopers & Lybrand and his 22 years of finance and operations leadership at Weichert Realtors, both of which are invaluable to his role as Audit Committee Chairman.
Pamela Hill	74	1991	Vice President of Ferris Corp., a commercial real estate management company. Ms. Hill is qualified to serve on the Board of Directors because of her 23 years of experience in managing commercial real estate, which is invaluable to the Board’s oversight of the Corporation’s real estate loan portfolio.
Frank A. Kissel Chairman and CEO	61	1989	Chairman and CEO of Peapack-Gladstone and the Bank. Mr. Kissel, who began his career in banking 1973, is qualified to serve on the Board of Directors because of his 39 years of banking experience, demonstrated business leadership, judgment and vision.
John D. Kissel	59	1987	Real Estate Broker, Turpin Real Estate, Inc. Mr. Kissel is qualified to serve on the Board of Directors because of his 22 years of experience in the residential real estate market, which is invaluable to the Board’s oversight of the Corporation’s real estate loan portfolio.
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Name and Position		Director	Principal Occupation or Employment for the Past Five Years;
With Peapack-Gladstone	Age	Since	Other Company Directorships
James R. Lamb	69	1993	Principal of James R. Lamb, P.C., Attorney at Law. Mr. Lamb is qualified to serve on the Board of Directors because of his 45 years of legal experience, which is invaluable to the Board’s corporate governance program and the Board’s oversight of the Bank’s legal and regulatory affairs.
Edward A. Merton	71	1981	Retired; previously president of Merton Excavating and Paving Co. Mr. Merton is qualified to serve on the Board of Directors because of his 51 years of experience in managing a successful New Jersey business, which is invaluable to the Board’s oversight of the Corporation’s small business lending.
F. Duffield Meyercord	65	1991	Partner of Carl Marks Advisory Group, LLC; President, Meyercord Advisors, Inc.; Director of Wayside Technology Group, Inc. (formerly Programmer’s Paradise, Inc.). Mr. Meyercord is qualified to serve on the Board of Directors because of his 37 years of experience in directing strategic projects and providing operational advisory services to numerous businesses, which is invaluable to the Board’s oversight of corporate strategy.
John R. Mulcahy	73	1981	Retired; previously President and CEO of Mulcahy Realty and Construction Co. Mr. Mulcahy is qualified to serve on the Board of Directors because of his 32 of experience in residential real estate construction, which is invaluable to the Board’s oversight of the Corporation’s real estate loan portfolio as well as facilities development and management.
Robert M. Rogers, President and COO	53	2002	President and COO of Peapack-Gladstone and the Bank. Mr. Rogers, who began his career in banking in 1981, is qualified to serve on the Board of Directors because of his 31 years of banking experience, proven leadership and operational expertise.
Philip W. Smith, III	56	1995	President, Phillary Management, Inc., a real estate management company. Mr. Smith is qualified to serve on the Board of Directors because of his 25 years of experience in commercial real estate agency and management, which is invaluable to the Board’s oversight of the Corporation’s real estate loan portfolio.
Craig C. Spengeman, President, PGB Trust and Investments	56	2002	President, PGB Trust and Investments, a division of the Bank and Executive Vice President of Peapack-Gladstone. Mr. Spengeman, who began his career in trust and investments in 1977, is qualified to serve on the Board of Directors because of his 35 years of experience in financial services, demonstrated leadership and trust and investments expertise.

Other than Mr. Meyercord, none of our directors hold, or have held in the past five years, any directorships with respect to a public company or registered investment company.

Frank A. Kissel and John D. Kissel are brothers.

The members of our Board of Directors are persons who as a group we believe have demonstrated appropriate leadership skills, experience and judgment in areas that are relevant to our business. We believe that their collective ability to challenge and stimulate management and their dedication to the affairs of the Company serve the interests of the Company and its shareholders. In accordance with its charter, the Nominating Committee has established director qualifications and standards, and identifies and evaluates each candidate on a case-by-case basis including an assessment of the requisite skills and characteristics of new board members as well as the composition of the Board as a whole. This assessment includes consideration of the independence, diversity, skills, experience and other elements relevant to the success of our Company in today’s business environment. In selecting director nominees for our Board, we consider the collective experience, attributes and skills of the entire Board, as well as the ability of the individuals to work together with other members of the Board.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘FOR’ THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1. Directors will be elected by a plurality of the votes cast at the meeting. Abstentions and broker non votes will have no impact on the election of directors.

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CORPORATE GOVERNANCE

General

The business and affairs of Peapack-Gladstone are managed under the direction of the Board of Directors. Members of the Board are kept informed of Peapack-Gladstone's business through discussions with the Chairman and Peapack-Gladstone’s other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. All members of the Board also served as directors of Peapack-Gladstone's subsidiary bank, Peapack-Gladstone Bank, during 2011. The Board of Directors of Peapack-Gladstone and Peapack-Gladstone Bank held 12 meetings during 2011. During 2011, each director of Peapack-Gladstone attended no fewer than 84% of the total number of meetings of Peapack-Gladstone’s Board and meetings of committees on which such director served. It is Peapack-Gladstone’s policy to encourage director attendance at the Annual Meeting absent a compelling reason such as illness. Last year, all but three directors attended the Annual Meeting.

Our Board of Directors believes that the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements. The Board has adopted corporate governance principles, which the Board and senior management believe promote this purpose. We periodically review these governance principles, the rules and listing standards of the National Association of Securities Dealers Automated Quotations (NASDAQ) and Securities and Exchange Commission (the “SEC”) regulations.

Board Leadership Structure and Role in Risk Oversight

Our company is led by Mr. Frank A. Kissel, who has served as Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank since 2001. Our board of directors is comprised of Mr. Kissel and 10 other directors, a majority of which are independent directors. The board has three primary committees – Audit, Compensation, and Nominating. Each of the Audit, Compensation and Nominating committees is comprised solely of independent directors, under applicable NASDAQ rules with each of the three committees having a separate independent chair. Our full Board of Directors is responsible for overseeing risk management, and our full Board receives and reviews a company-wide risk assessment annually. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is an appropriate approach for addressing the risks facing our Company at this time. Our independent directors conduct separate executive sessions to discuss Company affairs on a semi-annual basis. Our Board of Directors has chosen to rotate the presiding director for each of these independent director sessions among the independent directors serving as chairs of the Audit, Compensation and Nominating Committees.

We believe that having a combined chairman/CEO, independent chairs and membership for each of our Audit, Compensation and Nominating Committees and a rotating independent presiding director for each of the independent director sessions provides the right form of leadership for our Company. Having a combined chairman/CEO allows us to present a single, uniform voice to our customers, business partners and shareholders while our experienced independent director majority, which has appointed independent chairs of our Audit, Compensation and Nominating Committees, provides oversight of Company operations.

Director Independence

The Board has determined that a majority of the directors and all current members of the Nominating, Compensation, and Audit Committees are “independent” for purposes of the NASDAQ rules, and that the members of the Audit Committee are also “independent” for purposes of the NASDAQ rules and Rule 10A-3 of the Securities Exchange Act of 1934. The Board based these determinations on a review by the Nominating Committee and on a review by management of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships. The independent directors are Anthony J. Consi, II, Pamela Hill, James R. Lamb, Edward A. Merton, F. Duffield Meyercord, John R. Mulcahy, and Philip W. Smith, III.

To assist it in making determinations of independence, the Board has concluded that the following relationships are immaterial and that a director whose only relationships with Peapack-Gladstone fall within these categories is independent:

•      A loan made by the Bank to a director, his or her immediate family member or an entity affiliated with a director or his or her immediate family member, or a loan personally guaranteed by such persons, if such loan (i) complies with state and federal regulations on insider loans, where applicable; and (ii) is not classified by the Bank’s credit committee or by any bank regulatory agency which supervised the Bank as substandard, doubtful or loss.

•      A deposit, trust, insurance brokerage, securities brokerage or similar customer relationship between Peapack-Gladstone or its subsidiaries and a director, his or her immediate family member or an affiliate of his or her immediate family member if such relationship is on customary and usual market terms and conditions.

•      The employment by Peapack-Gladstone or its subsidiaries of any immediate family member of the director if the employee serves below the level of a senior vice president.

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•      Annual contributions by Peapack-Gladstone or its subsidiaries to any charity or non-profit corporation with which a director is affiliated if the contributions do not exceed an aggregate of $20,000 in any calendar year and the contribution is made in the name of Peapack-Gladstone.

•      Purchases of goods or services by Peapack-Gladstone or any of its subsidiaries from a business in which a director or his or her immediate family member is a partner, shareholder or officer, if the director or his or her immediate family member owns five percent or less of the equity interests of that business and does not serve as an executive officer of the business.

•      Purchases of goods or services by Peapack-Gladstone, or any of its subsidiaries, from a director or a business in which the director or his or her immediate family member is a partner, shareholder or officer if the annual aggregate purchases of goods or services from the director, his or her immediate family member or such business in the last calendar year does not exceed the greater of $60,000 or two percent of the gross revenues of the business.

•      Fixed retirement benefits paid or payable to a director either currently or on retirement.

The following categories or types of transactions, relationships or arrangements were considered by the Board in determining that each listed director is independent in accordance with the NASDAQ listing standards and Peapack-Gladstone’s Corporate Governance Principles.

Independent Director	Category or Type
Mr. Consi	Deposits, Trust
Ms. Hill	Deposits, Trust
Mr. Lamb	Loans, Deposits, Trust
Mr. Merton	Loans, Deposits, Trust
Mr. Meyercord	Loans, Deposits, Trust
Mr. Mulcahy	Loans, Deposits, Trust
Mr. Smith	Loans, Deposits, Trust, Employment of Immediate Family Member below level of Senior Vice President

Executive Sessions of Non-Management Directors

Our Corporate Governance Principles require the Board to provide for at least semi-annual executive sessions to include non-management directors. Twice a year the Board holds an executive session including only independent directors. Peapack-Gladstone’s Board has chosen to rotate the presiding director for each meeting among the Chairperson of the Audit, Compensation, and Nominating Committees.

Shareholder Communication with Directors

The Board of Directors has established the following procedures for shareholder communications with the Board of Directors:

•       Shareholders wishing to communicate with the Board of Directors should send any communication to the Board of Directors, Peapack-Gladstone Financial Corporation, c/o Corporate Secretary of Peapack-Gladstone, Antoinette Rosell, at 500 Hills Drive, Suite 300, PO Box 700, Bedminster, New Jersey, 07921. Any such communication should state the number of shares owned by the shareholder.

•      The Corporate Secretary will forward such communication to the Board of Directors or as appropriate to the particular Committee Chairman, unless the communication is a personal or similar grievance, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board of Directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.

•      The Corporate Secretary will maintain a log of, and copies of, all communications, for inspection and review by any Board member, and shall regularly review all such communications with the Board or the appropriate Committee Chairman.

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The Board of Directors has also established the following procedures for shareholder communications with the rotating chairman of the executive sessions of the non-management directors of the Board:

•      Shareholders wishing to communicate with the presiding director of executive sessions should send any communication to the Presiding Director of Executive Sessions, Peapack-Gladstone Financial Corporation, c/o Corporate Secretary of Peapack-Gladstone, Antoinette Rosell, at 500 Hills Drive, Suite 300, P.O. Box 700, Bedminster, New Jersey, 07921. Any such communication should state the number of shares owned by the shareholder.

•      The Corporate Secretary will forward such communication to the then presiding director, unless the communication is a personal or similar grievance, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the non-management directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.

•       The Corporate Secretary will maintain a log of, and copies of, all communications, for inspection and review by the presiding director of executive sessions, and shall regularly review all such communications with the presiding director at the next meeting.

Committees of the Board of Directors

In 2011, the Board of Directors maintained an Audit Committee, a Nominating Committee and a Compensation Committee.

Audit Committee

Mr. Consi serves as Chair of the Audit Committee. Other members of the Audit Committee are Messrs. Lamb, Mulcahy, Smith and Ms. Hill. The Audit Committee met nine times during 2011.

The Board of Directors has determined that at least one member of the Audit Committee meets the NASDAQ standard of being financially sophisticated. The Board of Directors has also determined that Mr. Consi meets the SEC criteria of an “audit committee financial expert.”

The Audit Committee operates pursuant to a charter. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors. Other responsibilities of the Audit Committee pursuant to the charter include: reviewing the scope and results of the audit with our independent auditors; reviewing with management and our independent auditors Peapack-Gladstone’s interim and year-end operating results including press releases; considering the appropriateness of the internal accounting and auditing procedures of Peapack-Gladstone; considering our outside auditors’ independence; reviewing examination reports by bank regulatory agencies; reviewing audit reports prepared by the Internal Audit Department of Peapack-Gladstone, reviewing audit reports prepared by any outside firm which may conduct some internal audit functions for Peapack-Gladstone; and reviewing the response of management to those reports. The Audit Committee reports to the full Board concerning pertinent matters coming before it.

Compensation Committee

Peapack-Gladstone’s Compensation Committee consists of Messrs. Meyercord (Chair), Merton and Consi. During 2011 the Compensation Committee met five times.

The Compensation Committee operates under a written charter setting out the functions and responsibilities of this committee. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The Compensation Committee recommends to the independent members of the Board the CEO’s compensation, sets general compensation levels for all officers and employees and sets specific compensation for executive officers. It also administers our stock option plans and makes awards under those plans. The Board has approved its charter, which delegates to the Compensation Committee the responsibility to recommend Board compensation.

The Compensation Committee annually reviews, considers, and recommends to the independent members of the Board all compensation and awards to executive officers, including the CEO, the President, Executive Vice Presidents, Senior Vice Presidents and First Vice Presidents. Included in this process is a thorough analysis and consideration of overall Bank performance, individual job performance, the overall need of the Bank to attract, retain and incent executive talent, and the total cost of the compensation programs.

The Compensation Committee has the authority to hire, fire, and seek the services of compensation consulting and advisory firms as it deems appropriate to its role. In 2011, the Committee engaged the services of Pearl Meyer & Partners (PM&P), an independent compensation consulting firm specializing in executive compensation.  Services were related to providing an updated competitive market analysis.  PM&P reports directly to the Committee and carries out its responsibilities to the Committee in coordination with the Human Resources department as requested by the Committee. As a matter of policy the Committee does not prohibit its advisors from providing services to Management, but any such engagement must be requested or approved by the Committee.

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Nominating Committee

Peapack-Gladstone’s Nominating Committee consists of Messrs. Smith (Chair), Consi, Lamb, Merton, Meyercord, Mulcahy and Ms. Hill. The Nominating Committee met three times during 2011.

The Nominating Committee operates under a written charter setting out the functions and responsibilities of this committee. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The Nominating Committee reviews qualifications of and recommends to the Board candidates for election as director of Peapack-Gladstone and the Bank, considers the composition of the Board, recommends committee assignments, and discusses management succession for the Chairman and the CEO positions. The Nominating Committee develops corporate governance principles which include director qualifications and standards; director responsibilities; director orientation and continuing education; limitations concerning service on other boards and director access to management and records. The committee is also charged with reviewing the Board’s adherence to the Corporate Governance Principles and the Code of Business Conduct and Ethics. The Nominating Committee reviews recommendations from shareholders regarding corporate governance and director candidates. The procedure for submitting recommendations of director candidates is set forth below under the caption “Nomination of Directors.”

Nomination of Directors

Nominations for director may be made only by the Board of Directors or a committee of the Board or by a shareholder of record entitled to vote. The Board of Directors has established minimum criteria for members of the Board.

These include:

•      Directors are encouraged to live and/or work in the communities served by Peapack-Gladstone’s subsidiary bank.

•      Directors shall beneficially own or agree to acquire at least $25,000 (market value) of Peapack-Gladstone stock.

•      Directors shall be experienced in business, shall be financially literate and shall be respected members of their communities.

•      Directors shall be of high ethical and moral standards and have sound personal finances.

•      A Director may not serve on the board of directors of any other bank that serves the same market area as Peapack-Gladstone.

•      If there is a vacancy, the Nominating Committee shall evaluate the qualifications of persons who may be recommended to it as potential candidates based on information the Committee may deem relevant.

The Nominating Committee has not adopted a formal diversity policy with regard to the selection of director nominees. The Nominating Committee considers diversity of experience, both of the individual under consideration and of the Board as a whole, as a factor in identifying nominees for director. In accordance with the Company’s Corporate Governance Principles, in assessing candidates for nomination, the Nominating Committee considers, among other factors, the candidate’s independence, diversity, skills and experience in the context of the needs of the Board.

The Nominating Committee has adopted a policy regarding consideration of director candidates recommended by shareholders. The Nominating Committee will consider nominations made by shareholders. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and supporting materials to our Corporate Secretary not less than 120 days or more than 150 days prior to the first anniversary of the date of the preceding year’s annual meeting. The shareholder wishing to propose a candidate for consideration by the Nominating Committee must have a significant stake in Peapack-Gladstone. To qualify for consideration by the Nominating Committee, the shareholder submitting the candidate must demonstrate that he or she has been the beneficial owner of at least one percent of Peapack-Gladstone’s outstanding shares for a minimum of one year prior to the submission of the request. In addition, the Nominating Committee has the right to require any additional background or other information from any director candidate or the recommending shareholder, as it may deem appropriate. For our annual meeting in the year 2013, we must receive this notice on or after November 25, 2012, and on or before December 25, 2012.

The following factors, at a minimum, are considered by the Nominating Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

•      appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

•      if the Committee deems it applicable, whether the candidate would be able to read and understand fundamental financial statements and considered to be financially sophisticated as described in the NASDAQ rules, or considered to be an audit committee financial expert as defined pursuant to the Sarbanes-Oxley Act of 2002;

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•      if the Committee deems it applicable, whether the candidate would be considered independent under the NASDAQ rules and the Board’s additional independence guidelines set forth in Peapack-Gladstone’s Corporate Governance Principles;

•      demonstrated character and reputation, both personal and professional, consistent with that required for a bank director;

•      willingness to apply sound and independent business judgment;

•      ability to work productively with the other members of the Board;

•      availability for the substantial duties and responsibilities of a Peapack-Gladstone director; and

•      meets the additional criteria set forth in the Peapack-Gladstone’s Corporate Governance Principles.

You can obtain a copy of the full text of our policy regarding shareholder nominations by writing to Antoinette Rosell, Corporate Secretary, Peapack-Gladstone Financial Corporation, 500 Hills Drive, Suite 300, P.O. Box 700, Bedminster, New Jersey 07921.

Code of Business Conduct and Conflict of Interest Policy and Corporate Governance Principles

Peapack-Gladstone has adopted a Code of Business Conduct and Conflict of Interest Policy, which applies to Peapack-Gladstone’s chief executive officer, principal financial officer, principal accounting officer and to all other Peapack-Gladstone directors, officers and employees. The Code of Business Conduct and Conflict of Interest Policy is available in the Investor Relations section of Peapack-Gladstone’s website located at www.pgbank.com. The Code of Business Conduct and Conflict of Interest Policy is also available in print to any shareholder who requests it from Antoinette Rosell, Corporate Secretary, Peapack-Gladstone Financial Corporation, 500 Hills Drive, Suite 300, P.O. Box 700, Bedminster, New Jersey, 07921. Peapack-Gladstone will disclose any substantive amendments to or waiver from provisions of the Code of Business Conduct and Conflict of Interest Policy made with respect to a director or executive officer on our website and to the extent required by NASDAQ and SEC rules, in a Current Report on Form 8-K.

We have also adopted Corporate Governance Principles, which are intended to provide guidelines for the governance of Peapack-Gladstone by the Board and its committees. The Corporate Governance Principles are available at the Investor Relations section of Peapack-Gladstone’s website located at www.pgbank.com.

DIRECTOR COMPENSATION

The following table summarizes the compensation of the non-employee directors of Peapack-Gladstone in 2011.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3) (4) (5)	Total
Anthony J. Consi, II	$ 43,450	33,825	$ 6,500	$ 83,775
Pamela Hill	29,350	33,825	15,375	78,550
John D. Kissel	29,600	33,825	4,300	67,725
James R. Lamb, Esq.	29,300	33,825	5,700	68,825
Edward A. Merton	20,100	33,825	4,750	58,675
F. Duffield Meyercord	30,150	33,825	4,070	68,045
John R. Mulcahy	44,400	33,825	4,825	83,050
Philip W. Smith, III	42,150	33,825	4,520	80,495

(1)	In 2011, Peapack-Gladstone paid its directors an $8,000 annual retainer for service on the Board, $600 for each regular Bank Board meeting they attend and $450 for each committee meeting they attend. The Nominating Committee Chair, Audit Committee members and the Chair for other Board Committees received an additional $2,000 annual retainer. The Audit Committee Chair received an additional $16,000 annual retainer. The Compensation Committee Chair received an additional $10,000 annual retainer and the Compensation Committee members received an additional $1,000 annual retainer. Frank A. Kissel, Robert M. Rogers and Craig C. Spengeman, as full-time employees, were not compensated for services rendered as directors.

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(2)	The following table represents the shares awarded during 2011, the grant date fair market value of the underlying stock completed in accordance with ASC 718 and the aggregate number of options outstanding at December 31, 2011, for each of the following participants:
Name	Number of Shares Awarded 2011	Grant Date Fair Market Value of Options Awarded (a)	Aggregate Number of Stock Awards Outstanding at 12/31/2011
Anthony J. Consi, II	2,500	$ 33,825	23,670
Pamela Hill	2,500	33,825	29,443
John D. Kissel	2,500	33,825	23,670
James R. Lamb, Esq.	2,500	33,825	23,668
Edward A. Merton	2,500	33,825	23,670
F. Duffield Meyercord	2,500	33,825	23,670
John R. Mulcahy	2,500	33,825	23,670
Philip W. Smith, III	2,500	33,825	23,670

(a)     Represents the aggregate grant date fair value of stock option grants in accordance with ASC 718, see Note 13 – Stock-Based Compensation of Peapack-Gladstone’s Annual Report on Form 10-K for the year ended December 31, 2011 for additional information on the valuation methodology. The 1998 and 2002 Stock Option Plans provide for the award of incentive stock options to each named executive officer. The 2006 Long-Term Stock Incentive Plan provides for the award of non-qualified stock options, stock appreciation rights or restricted stock to each named executive officer. If approved by shareholders, the 2012 Long-Term Stock Incentive Plan will provide for the award of non-qualified stock options, stock appreciation rights or restricted stock to each named executive officer. The plans provide that grants are made based upon recommendations from the Compensation Committee to the Board and a vote from the full Board.

Under each of the plans, the exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option. The options granted under these plans are, in general, exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire not more than ten years after the date of grant.
(3)	Peapack-Gladstone has a retirement plan for eligible non-employee directors of Peapack-Gladstone and/or its Subsidiaries. The plan provides 5 years of annual benefits to directors with 10 or more years of service, which commence after a director has retired from the Board. The annual benefit is equal to 25 percent of the director's final compensation and increases by 5 percent for each year of service in excess of 10. The maximum benefit is limited to 50 percent of final compensation. No director was credited with more than 10 years of service when the plan became effective, regardless of how long the person had served as director as of the effective date. If a director with 10 years of service ceases to be a director as a result of death or disability, or a director with 5 years of service ceases to be a director following a change in control, the director will be credited with a total of 15 years of service for plan purposes. In the event that the director dies prior to receipt of all benefits, the payments continue to the director's beneficiary or estate.
(4)	Peapack-Gladstone has a nonqualified deferred compensation plan for non-employee directors covering retainer fees and the aggregate of all fees for service and attendance at Board and committee meetings. Participation is optional. As of January 1, 2005, the plan was frozen and no further contributions may be made. Interest is paid on the deferred fees equal to that which would have been credited if such deferred fees were invested in the Peapack-Gladstone Money Market Account, which yields 0.20 percent as of February 29, 2012. The provisions of the deferred compensation plan are designed to comply with certain rulings of the Internal Revenue Service under which the deferred amounts are not taxed until received. Under the deferred compensation plan, the directors who elect to defer their fees receive the fees either (i) in a lump sum on the first day of the calendar quarter following termination of service as director, or on the first day of a calendar quarter that is at least 5 years following the date of the original deferral election, or (ii) in substantially equal annual installments over a period of between 2 to 10 years, commencing in January of the calendar year following the calendar year during which the director ceases serving as director. In the event the director dies, within a reasonable period of time following his or her death, the amount credited to the director's deferred compensation account shall be paid in a lump sum to the director's beneficiary or estate.
(5)	The amount in this column represents the change in pension value. There were no above-market, nonqualified deferred compensation earnings.

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 BENEFICIAL OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

The following table sets forth as of February 29, 2012 certain information as to beneficial ownership of each person known to Peapack-Gladstone to own beneficially more than 5 percent of the outstanding common stock of Peapack-Gladstone.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
James M. Weichert (1) 1625 State Highway 10 Morris Plains, NJ 07950	841,507	9.48%
Royce & Associates, LLC (2) 1414 Avenue of the Americas New York, NY 10019	725,130	8.17%

(1)     Based on a Schedule 13-D filed with the SEC on March 9, 2007 by James M. Weichert. The filing discloses that as of March 9, 2007, James M. Weichert has sole voting and dispositive power with respect to 801,435 shares of our common stock. This amount has been adjusted for subsequent stock dividends.

(2)     Based on a Schedule 13-G/A filed with the SEC on January 19, 2012 by Royce & Associates, LLC. The filing discloses that as of January 19, 2012, Royce & Associates, LLC has sole voting and dispositive power with respect to 725,130 shares of our common stock.

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Stock Ownership of Directors and Executive Officers

The following table sets forth as of February 29, 2012 the number of shares of Peapack-Gladstone's common stock, beneficially owned by each of the directors/nominees, the executive officers of Peapack-Gladstone for whom individual information is required to be set forth in this proxy statement (the “named executive officers”) pursuant to the regulations of the SEC, and by all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Jeffrey J. Carfora	27,691	(3)	*
Finn M. W. Caspersen, Jr.	37,959	(4)	*
Anthony J. Consi, II	80,861	(5)	*
Pamela Hill	121,804	(6)	1.33%
Frank A. Kissel	168,459	(7)	1.84%
John D. Kissel	61,973	(8)	*
James R. Lamb	38,471	(9)	*
Edward A. Merton	47,723	(10)	*
F. Duffield Meyercord	49,065	(11)	*
John R. Mulcahy	38,678	(12)	*
Robert M. Rogers	64,281	(13)	*
Philip W. Smith, III	58,896	(14)	*
Craig C. Spengeman	73,118	(15)	*

All directors and executive officers as a group (14 persons)	903,018		9.85%

NOTES:

*	Less than one percent

(1)      Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2)      The number of shares of common stock used in calculating the percentage of the class owned includes shares of common stock outstanding as of February 29, 2012, and 278,134 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(3)      This total includes 245 shares allocated to Mr. Carfora under Peapack-Gladstone's Profit Sharing Plan and 16,446 shares of restricted stock.

(4)      This total includes 683 shares allocated to Mr. Caspersen under Peapack-Gladstone's Profit Sharing Plan, 16,433 shares of restricted stock and 15,330 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012. Mr. Caspersen is also a trustee of a foundation holding 13 shares.

(5)      This total includes 18,833 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(6)      This total includes 24,606 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012 and 26,192 shares held in a partnership for which Ms. Hill is an owner.

(7)      This total includes 3,515 shares owned by Mr. Frank A. Kissel's wife, 10,530 shares allocated to Mr. Kissel under Peapack-Gladstone's Profit Sharing Plan, 30,448 shares of restricted stock and 43,913 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(8)      This total includes 1,689 shares owned by Mr. John D. Kissel's wife, 3,874 shares owned by Mr. Kissel's children and 18,833 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

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(9)      This total includes 1,684 shares owned by Mr. Lamb's wife and 18,831 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(10)    This total includes 18,833 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(11)    This total includes 18,833 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(12)    This total includes 3,683 shares owned by Mr. Mulcahy's wife and 18,833 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(13)    This total includes 6,374 shares allocated to Mr. Rogers under Peapack-Gladstone's Profit Sharing Plan, 19,496 shares of restricted stock and 30,658 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

(14)    This total includes 7,496 shares owned by Mr. Smith's wife, 1,050 shares owned by Mr. Smith’s Management Company and 20,169 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012 and of this total, 15,052 shares were pledged as security to a loan with Peapack-Gladstone Bank.

(15)    This total includes 7,365 shares allocated to Mr. Spengeman under Peapack-Gladstone's Profit Sharing Plan, 21,756 shares of restricted stock and 39,109 shares purchasable pursuant to options exercisable within 60 days of February 29, 2012.

PROPOSAL 2 - ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

We believe that our compensation policies and procedures are competitive, are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a “Say on Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve such compensation as described in this proxy statement.

As part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), Congress adopted Section 14A of the Securities Exchange Act of 1934, pursuant to which the Board is giving our shareholders this opportunity to approve on an advisory, or non-binding basis, the compensation of our named executive officers. Accordingly, we are asking you to approve the compensation of Peapack-Gladstone’s named executive officers as described under “Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. Your vote is advisory and will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 2

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DETERMINED BY THE COMPENSATION COMMITTEE. Approval of this advisory proposal requires the favorable vote of a majority of the votes cast. Abstentions and broker non-votes will have no impact on the approval of this advisory proposal.

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PROPOSAL 3 - ADVISORY VOTE ON THE FREQUENCY

OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Act and as required by Section 14A(a)(2) of the Exchange Act, our shareholders are entitled to vote on an advisory basis at the annual meeting regarding whether Peapack-Gladstone should hold the shareholder vote to approve the compensation of our named executive officers every one, two or three years.

Accordingly, we are asking our shareholders to cast a non-binding advisory vote regarding how frequently we should conduct the vote discussed above under the heading “Proposal 2 - Advisory Vote on Compensation of Named Executive Officers.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values the opinions expressed by shareholders in these votes and will take into account the outcome of the vote when determining how frequently it will submit for shareholder vote a proposal seeking advisory approval of the compensation of our named executive officers.

The Board believes for purposes of this vote that an advisory shareholder vote to approve the compensation of our named executive officers should be held every year. However, it is important to note for purposes of this proposal that you are being asked to vote on one of four choices (every year, every two years, every three years or abstain) and that you are not voting to approve or disapprove the Board’s recommendation.

Pursuant to the Dodd-Frank Act we are required to submit this proposal to our shareholders at least once every six years. In the future, the Board may in its discretion decide to hold an advisory vote on the frequency of holding a Say on Pay vote more often than once every six years.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 3

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE ON A NON-BINDING BASIS TO HOLD THE ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS EVERY YEAR. The frequency which receives the highest number of votes cast by shareholders will be considered by the Board as the frequency that has been selected by shareholders. Abstentions and broker non-votes will have no impact on the approval of this advisory proposal.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The fundamental objective of Peapack-Gladstone’s named executive officer compensation program is to align the interests of our named executive officers (in this section, either as written or “executives”) with those of our shareholders. In 2011, the Compensation Committee continued to implement, within the constraints of Treasury’s TARP program, our philosophy of encouraging our executives to achieve short-term and long-term strategic and operational goals and strengthen our franchise value, while at the same time taking care not to encourage inappropriate risk-taking.

In 2011 Peapack-Gladstone performed well on a number of important fronts, including maintaining our margin in a very difficult interest rate environment, resolving a number of problem credits, growing our loan portfolio and laying the foundation for the full redemption in January, 2012 of the remaining TARP preferred securities.

The following table highlights the year-over-year comparison of some of the financial metrics that we take into consideration in evaluating Peapack-Gladstone’s performance as part of our compensation decisions:

Peapack-Gladstone Financial Corporation
(Dollars In Thousands, Except Per Share Data)	2011	2010	2009
Income Before Income Tax Expense	$13,982	$10,895	$10,180
Net Income	12,168	7,664	7,126
Net Income Available to Common Shareholders	10,940	5,978	5,633
Earnings per Share (Diluted)	$1.25	$0.68	$0.64

Return on Assets	0.79%	0.52%	0.49%
Return on Average Common Equity	10.74	6.26	6.26
Efficiency Ratio	68.73	66.65	68.09
Nonperforming Loans/Total Loans	1.85	2.01	1.19
Nonperforming Assets/Total Assets	1.65	1.51	0.80

Tier 1 Leverage Capital Ratio	7.73%	7.96%	7.93%
Risk Weighted Capital Ratio	13.76	14.16	13.71
Common Equity to Total Assets	6.81	6.44	6.09

Total Loans	$1,038,000	$932,000	$984,000
Percentage Growth	11.4%	-5.3%
Total Deposits	$1,444,000	$1,352,000	$1,350,000
Percentage Growth	6.8%	0.1%
Total Core Deposits (Excludes CD's)	$1,248,000	$1,124,000	$1,003,000
Percentage Growth	11.0%	12.1%

Peapack-Gladstone feels that shareholder interests are best advanced through the retention of superior executive talent and the alignment of shareholder and executive interests. We compensate our named executive officers with a mix of base salary, bonus and equity compensation designed to: (1) align compensation with performance, (2) align management and shareholder interests and (3) be competitive, within the context of our conservative compensation culture, with the compensation of comparable employers. We also require our executives to retain shares of our stock.

The base salary we pay our named executives is determined by a combination of factors, including but not limited to an analysis of market comparables, skill set, level of responsibility, individual performance and Peapack-Gladstone’s overall performance.

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We design our incentive compensation (annual bonus and equity compensation) to support our business strategy and compensation philosophy, and to align our executives’ interests with our shareholders’ interests. We accomplish these goals by linking bonus awards to individual performance and Peapack-Gladstone’s overall performance over the prior year. We align our executive’s long-term interests with shareholders’ long-term interests through equity compensation where value is generated through stock appreciation. Both bonus and equity compensation are awarded on a holistic basis as assessed by the Compensation Committee in consideration of economic, business and individual performance. In 2009, 2010 and 2011, due to the TARP restrictions, our executives were not eligible to receive bonuses and were limited to receiving TARP-compliant restricted stock.

We target our total compensation to reflect our conservative approach to compensation in a way that is fair and appropriate considering market conditions and our performance. We believe our compensation policies and practices appropriately balance risk and are unlikely to have a material adverse effect on our Company.

In 2011 our Compensation Committee twice reviewed with Peapack-Gladstone’s senior risk officer the named executive officer compensation plans and (a) made all reasonable efforts to ensure that these plans do not encourage these officers to take unnecessary and excessive risks that threaten the value of Peapack-Gladstone and (b) found no features of these plans that would encourage the manipulation of reported earnings of Peapack-Gladstone to enhance the compensation of any employee.

The Compensation Committee also considers feedback from our shareholders. In 2011, of the total 6,532,703 votes “For” and “Against” in respect of our executive compensation, 86.7% were For and 13.3% were Against. Even in light of the strong support, we continue to seek ways to improve our compensation program. In line with emerging best practice, in 2011, Peapack-Gladstone adopted Stock Ownership Guidelines which require the Chief Executive Officer and the other named executive officers to own shares of Peapack-Gladstone equal to or greater than three times base salary and one time base salary, respectively.

Roles and Decision Process

The Compensation Committee of the Board of Directors is responsible for establishing and overseeing policies governing annual and long-term compensation programs for our executives, and for determining executive compensation levels. Although the Committee makes independent determinations on all matters related to compensation of the named executive officers, certain members of management may be requested to attend or provide input to the Committee. The Chief Executive Officer provides advice to the Compensation Committee relative to the compensation of the four other executives. Other senior executives, such as Human Resources, Legal and Risk officers, provide information and perspective to the Committee as appropriate. The Committee’s independent compensation consultant provides benchmarking information and advice as appropriate. The Compensation Committee makes all of its determinations based on its holistic assessment of the Company’s performance as well as market data provided by management and its independent consultant.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. During 2011, the Committee retained the services of Pearl Meyer & Partners (PM&P), an independent outside consulting firm to provide competitive information and advice to the Committee. Services included conducting a benchmarking study of executive compensation and providing insight on emerging regulations and best practices. The consultant reports directly to the Compensation Committee and carries out its responsibilities in coordination with the Human Resources Department as requested by the Committee. During 2011, the consultant did not provide any services to Peapack-Gladstone outside of its services to the Compensation Committee.

Elements of Compensation

Peapack-Gladstone’s direct compensation consists of base salary, an annual cash award (our bonus), and equity compensation. During 2011, as a result of our participation in TARP, we were not permitted to pay cash bonuses to our named executive officers. Equity awards were permitted provided they were made within the TARP restrictions. Below is a summary of our typical program components and factors considered as a result of our TARP participation.

Our base salaries are set to reflect individual performance, level of responsibility, competitive market and Peapack-Gladstone’s compensation philosophy. We design our base salaries in significant part to attract and retain talented executives who can help drive long-term shareholder value. Because the markets in which we operate present current and potential executives with many high-paying alternatives, we believe we must keep our base salaries competitive, within the context of our conservative compensation culture, or risk losing executive talent.

Our cash bonuses are based on individual performance, level of responsibility, and Peapack-Gladstone’s overall performance. “Individual performance” reflects the performance of each individual executive relative to his/her duties, contributions and results at Peapack-Gladstone. “Level of responsibility” reflects the role an individual has within Peapack-Gladstone. “Peapack-Gladstone’s overall performance” reflects the performance of the Corporation, both absolute and relative to our strategic plan and budget. The assessment of these factors is considered on a holistic basis and is made independently by the Compensation Committee. During 2011, on account of the TARP restrictions, our named executive officers were not eligible to receive cash bonuses.

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Our equity compensation is designed to focus our executives on long-term performance and shareholder value. The Compensation Committee considers market practice combined with its own assessment of Peapack-Gladstone and individual performance to make equity grants. Our equity compensation is designed to encourage our executives to make decisions that benefit our long term performance and maximize shareholder value. The Compensation Committee in its discretion determines the amount, type and timing of our equity compensation. In the past our equity compensation has consisted of stock options. In 2006, the Committee decided to make smaller stock option grants every year, as opposed to the prior practice of making larger stock option grants once every two or three years. In 2009, 2010 and 2011, due to the constraints of the TARP restrictions the Compensation Committee issued restricted stock, in place of stock options, to the six most senior executive officers.

During 2011, our named executive officers were eligible to receive restricted stock grants in accordance with TARP restrictions. The Committee determined the size of the awards, in its discretion, within the constraints of the TARP restrictions and through consideration of the executives’ influence on the long-term performance of Peapack-Gladstone and our actual performance in the difficult economic environment.

Compensation Review

Each year, the Compensation Committee commissions a compensation review by its independent compensation consultant, Pearl Meyer & Partners (the PM&P review). The purpose of this review is to provide an independent and objective analysis of our total compensation relative to a peer group and industry practices. This market data is used by the Committee to allow ongoing monitoring of executive pay relative to market/peer practices, to ensure pay-performance alignment and to help determine executive compensation.

The foundation for the review is data from a peer group of banks that are of a similar size, region and structure as Peapack Gladstone. The 2011 peer group consisted of 17 commercial banks with assets ranging from $950 million to $3.3 billion located in Connecticut, Massachusetts, Maryland, New Jersey, New York, Pennsylvania and Rhode Island and with total managed assets (including trust) greater than $100 million. The Compensation Committee’s objective is to position Peapack-Gladstone at approximately the median of a peer group ranging from one half to two times its asset size. The 2011 proxy peer group consisted of the following banks:

Tompkins Financial Corporation

Washington Trust Bancorp, Inc.

Hudson Valley Holding Corp.

Sterling Bancorp

Univest Corporation of Pennsylvania

Arrow Financial Corporation

Bryn Mawr Bank Corporation

First of Long Island Corporation

First United Corporation

Orrstown Financial Services, Inc.

Alliance Financial Corporation

CNB Financial Corporation

Enterprise Bancorp, Inc.

Citizens & Northern Corporation

Shore Bancshares, Inc.

ACNB Corporation

Codorus Valley Bancorp, Inc.

In addition, the consultant utilized additional banking surveys from the NJ Bankers Association and the American Bankers Association. All data is set forth in detail in the competitive review provided to the Compensation Committee. The PM&P review showed that our executive compensation was appropriate in light of our business, size and market.

2011 Compensation—Facts and Analysis

In establishing compensation for named executive officers, the Compensation Committee considers many factors including but not limited to Peapack-Gladstone’s overall performance, the individual’s performance, the PM&P review and annual pay raise survey data. Below is a summary of our pay decisions for the CEO and each of the Named Executive Officers.

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CEO Analysis

Mr. Kissel's base salary for 2011 of $390,000 was below the 50th percentile of the market data provided by the Committee’s independent compensation consultant. The Compensation Committee determines base salaries in line with our conservative philosophy and the market data presented by our compensation consultant. In addition, the Compensation Committee considered data provided by the Human Resources Department with respect to salary budget surveys (i.e. annual pay raise survey data from the New Jersey Bankers Association and the American Bankers Association, hereinafter referred to as the annual pay raise surveys). These surveys reported an average budgeted increase in executive salaries of 2.60% for 2011-2012. Mr. Kissel’s 2011 salary of $390,000 represented a 2.63% increase over his 2010 salary of $380,000, falling in line with salary increase trends while maintaining his salary below market median.

Mr. Kissel did not receive a cash bonus in 2011 due to the TARP restrictions.

In 2011, to further align Mr. Kissel’s and the shareholders’ long-term interests, the Committee awarded Mr. Kissel 7,206 shares of restricted stock on January 3, 2011. This award was valued at approximately $97,500 based upon the closing price of PGC stock on January 3, 2011. The cash value of such award represented 25% of Mr. Kissel’s 2011 base salary. At 25% of base salary, the award was half of the amount allowable under the TARP restrictions and lower than market practice. The Committee determined the size of the award, in its discretion, against the background of its conservative compensation culture, the constraints of the TARP restrictions, Peapack-Gladstone’s performance and in recognition of our difficult economic environment.

In 2012, to further align Mr. Kissel’s and the shareholders’ long-term interests, the Committee awarded Mr. Kissel 9,095 shares of restricted stock on January 3, 2012. This award was valued at approximately $97,500 based upon the closing price of PGC stock on January 3, 2012. The cash value of such award represented 25% of Mr. Kissel’s 2012 base salary which was half of the amount permitted by the TARP restrictions. The Committee determined the size of the award, in its discretion, against the background of its conservative compensation culture, the constraints of the TARP restrictions and Peapack-Gladstone’s performance.

Other Named Executive Officer Analysis

Mr. Rogers’ 2011 base salary of $250,000 was also below the 50th percentile of the market data provided by the Compensation Committee’s independent consultant. Mr. Rogers’ 2011 salary represented a 2.88% increase over his 2010 salary of $243,000. Mr. Spengeman’s 2011 base salary of $280,000 was slightly above the 50th percentile of the competitive composite. Mr. Spengeman’s 2011 salary represented a 3.7% increase over his 2010 salary of $270,000. Mr. Carfora’s 2011 base salary of $210,000 approximates the 50th percentile of the competitive composite. Mr. Carfora’s 2011 salary represented a 2.00% increase over his 2010 salary of $206,000. Mr. Caspersen’s 2011 base salary of $215,000 was below the 50th percentile of the competitive composite. Mr. Caspersen’s 2011 salary represented a 7.50% increase over his 2010 salary of $200,000.

None of Messrs. Rogers, Spengeman, Carfora, and Caspersen received a cash bonus in 2011 in light of the TARP restrictions.

In 2011, to further align their and the shareholders’ long-term interests, the Committee awarded 5,174 shares of restricted stock to Mr. Spengeman, 4,619 shares of restricted stock to Mr. Rogers, 3,880 shares of restricted stock to Mr. Carfora and 3,973 shares of restricted stock to Mr. Caspersen. These awards were valued at approximately $70,000, $62,500, $52,500 and $53,750, respectively, based upon the closing price of PGC stock on January 3, 2011. The cash value of these awards represented 25% of the 2011 base salary of each executive. At 25% of base salaries, the awards were half of the amount permitted by the TARP restrictions. The Committee determined the size of the awards, in its discretion, against the background of its conservative compensation culture, the constraints of the TARP restrictions and Peapack-Gladstone’s performance in the difficult economic environment.

On January 3, 2012, to further align their and the shareholders’ long-term interests, the Committee awarded 6,530 shares of restricted stock to Mr. Spengeman, 5,830 shares of restricted stock to Mr. Rogers, 4,897 shares of restricted stock to Mr. Carfora and 5,014 shares of restricted stock to Mr. Caspersen. These awards were valued at approximately $70,000, $62,500, $52,500 and $53,750, respectively, based upon the closing price of PGC stock on January 3, 2012. The cash value of such awards represented 25% of the 2012 base salary of each executive. At 25% of base salaries, the awards were half of the amount permitted by the TARP restrictions. The Committee determined the size of the awards, in its discretion, against the background of its conservative compensation culture, the constraints of the TARP restrictions and Peapack-Gladstone’s performance in the difficult economic environment.

The restricted stock issued to each of named executive officers shall vest in four installments: 40% upon the second (2nd) anniversary of issuance, and 20% each upon the next three (3) annual anniversaries, but only if the executive continues to serve as an executive at such applicable vesting date.

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Peapack-Gladstone Benefit Plans—Facts and Analysis

Peapack-Gladstone provides bank-sponsored insurance and retirement benefit plans to our named executive officers. The benefit packages are designed to assist named executive officers in providing for their financial security.

Peapack-Gladstone provides retirement benefits to named executive officers through a combination of plans that qualify under the Internal Revenue Code. Peapack-Gladstone has established a qualified defined contribution plan under Section 401(K) of the Internal Revenue Code of 1986, as amended, covering substantially all salaried employees over the age of twenty-one with at least twelve months of service and whose participation is not prohibited by the 401(K) plan. Under the savings portion of the 401(K) plan, employees may contribute up to 15 percent of their pay (up to a maximum of $16,500 in 2011) to their elective account via payroll withholding. Annually, Peapack-Gladstone makes a matching contribution equal to 50% of the first 6% of an employee’s salary, an additional 3% employer contribution for eligible employees and an additional Age and Service contribution for eligible employees. In addition, the Committee may recommend a discretionary contribution to the profit sharing portion of the 401(K) plan. The profit sharing portion is based on base salary with a cap ($245,000 in 2011) and is non-contributory. Contributions to the profit sharing portion are invested in Peapack-Gladstone's common stock. The Committee believes that able employees demand 401(K) plans, and that to attract and retain able employees Peapack-Gladstone must offer these benefits to its employees, including its named executive officers.

The named executive officers receive the same insurance package covering all employees, which includes health, dental, vision, disability and basic group life insurance.

Peapack-Gladstone has also purchased bank owned life insurance and entered into a split-dollar plan with the named executive officers and certain other employees to provide current and post-employment life insurance in an amount which ranges from $25,000 to 2.5 times the executive’s annual base salary.  A life insurance benefit of 2.5 times a participant’s annual base salary vests if prior to the termination of employment there is a change in control or the participant becomes disabled.  A benefit of 2.5 times the participant’s salary is paid if the participant dies while employed by Peapack-Gladstone.   Executives are also entitled to a vested post-employment life insurance benefit based on years of service and age as of the date of termination of employment.  This vested benefit ranges from a minimum of 1.0 times base annual salary at age 50 to a maximum of 2.5 times annual base salary at age 60, in each case after completion of 15 years of service. There is a minimum benefit of $25,000 if the participant does not reach the vesting levels. Bank owned life insurance assists Peapack-Gladstone in offsetting the rising costs of employee benefits by providing Peapack-Gladstone with current income prior to the death of an insured, and a lump-sum payment upon the death of an insured. Peapack-Gladstone owns the cash surrender value of the policies and records the increases in the cash surrender value as income. Upon the death of an insured Peapack-Gladstone will receive cash equal to the cash surrender value of the policy and excess life insurance over the amount paid to the insured’s beneficiary. The Committee feels that bank owned life insurance is primarily a good investment for Peapack-Gladstone, and secondarily a supplementary life insurance benefit for many of our officers, including our named executive officers.

Change in Control Agreements—Facts and Analysis

We have entered into change in control agreements that give the named executive officers certain benefits in the event of a change in control. Each of these agreements require Peapack-Gladstone or its successor to pay certain termination benefits if (a) there is a change in control and (b) a named executive officer either resigns for good reason or is terminated without cause. Under these circumstances Peapack-Gladstone or its successor would be required to pay aggregate amounts equal to three times the highest annual salary and bonuses paid during any calendar year during the three years prior to the change in control plus continue certain health and other benefits. In the event that the severance payments and benefits under the agreements, together with any other parachute payments, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, the payments would be increased in an amount sufficient to pay the excise taxes and other income and payroll taxes necessary to allow the named executive officers to retain the same net amount, after such taxes, as each was otherwise entitled to receive. The Committee feels these agreements are necessary to encourage our named executive officers to approach an advantageous merger or acquisition transaction without regard to immediate loss of salary and benefits. The Committee also feels that, given the high degree of consolidation within the banking business, these agreements are necessary to attract and retain talented named executive officers.

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Employment Contracts—Facts and Analysis

We are a party to employment agreements that give the named executive officers certain benefits. These agreements, each with a term of two years, provide among other things for (i) participation during the employment term in all compensation and employee benefits plans for which any salaried employees of Peapack-Gladstone are eligible, (ii) an annual base salary and (iii) discretionary bonus payments with respect to each calendar year. Under these agreements, if a named executive officer’s employment is terminated without cause, Peapack-Gladstone shall pay the executive’s base salary for a period equal to two years from the effective date of such termination. In the event that Peapack-Gladstone terminates a named executive officer’s employment for cause or pursuant to retirement, permanent disability or death, Peapack-Gladstone shall pay the named executive officer any earned but unpaid base salary as of the date of termination of employment. The employment agreements also include certain non-compete and non-solicitation provisions. The Committee believes Peapack-Gladstone would be unable to attract and retain talented senior executives without employment agreements, which are customary in the competitive market.

Restrictions under the Capital Purchase Program

In January 2009 we entered into a Securities Purchase Agreement with the United States Treasury that provides for our participation in the Capital Purchase Program (“CPP”) under the Treasury’s Troubled Assets Relief Program (“TARP”).

CPP participants are subject to several compensation-related limitations associated with the Program. Each of our named executive officers agreed in writing to be subject to the compensation-related limitations in existence at that time which served to cap or eliminate some of their contractual or legal rights.

In January 2012, Peapack-Gladstone repaid the TARP obligations. However, during 2011, as a TARP participant, the following provisions applied:

•     No golden parachute payments. Our named executive officers have agreed to forego all golden parachute payments for as long as both (i) they remain “senior executive officers” (defined as our CEO, Chief Financial Officer and our next three highest-paid executive officers), and (ii) the Treasury continues to hold our equity or debt securities we issued to it under the CPP (we refer to the period during which the Treasury holds those securities as the “CPP Covered Period”). “Golden parachute payment” under the CPP is defined as any severance payment resulting from involuntary termination of employment, or from bankruptcy of the employer, that exceeds three times the terminated employee’s average annual base salary over the five years prior to termination.

•    No Compensation Arrangements That Encourage Excessive Risks. During the CPP Covered Period, we are not allowed to enter into compensation arrangements that encourage named executive officers to take “unnecessary and excessive risks that threaten the value” of our company. The Committee is required to meet at least twice a year with our senior risk officer to review our executive compensation arrangements in the light of our risk management policies and practices to ensure this does not occur. Our named executive officers have agreed to execute whatever documents may be required in order to adjust compensation arrangements resulting from the Committee’s required review.

•    Recovery of Bonus, Retention Awards and Incentive Compensation if Based on Certain Material Inaccuracies. Under the provisions of the CPP and as agreed to by our named executive officers, we can recover any bonus, retention award or incentive compensation paid during the CPP Covered Period that is later found to have been based on materially inaccurate financial statements or other materially inaccurate measurements of performance.

•     Limit on Federal Income Tax Deductions. During the CPP Covered Period, we are not allowed to take federal income tax deductions for compensation paid to senior executive officers in excess of $500,000 per year, with certain exceptions that do not apply to our named executive officers. This represents a 50% reduction in the income tax deductibility limit and the elimination of the exemption for performance-based compensation.

The above compensation-related limitations were lifted in January 2012 in connection with Peapack-Gladstone’s January 2012 full redemption of the CPP Preferred Shares originally issued to the United States Treasury in January 2009.

Additional Restrictions under the American Recovery and Reinvestment Act of 2009

The American Recovery and Reinvestment Act of 2009 (the “Stimulus Act”) was signed into law on February 17, 2009. The Stimulus Act (i) modified the compensation-related limitations contained in the CPP, (ii) created additional compensation-related limitations and (iii) directed the Secretary of the Treasury to establish standards for executive compensation applicable to participants in the TARP, regardless of when participation commenced. The newly enacted compensation-related limitations apply to us and the provisions may be retroactive. In their January 2009 agreements our named executive officers did not waive their contractual or legal rights with respect to these new and retroactive provisions; and additional officers now covered for the first time by the Stimulus Act provisions were not asked and did not agree to waive their contractual or legal rights. The compensation-related limitations applicable to us added or modified by the Stimulus Act, and which are subject to standards to be established by the Secretary of the Treasury, are as follows:

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•     No severance payments. Under the Stimulus Act, “golden parachute” was redefined as any severance payment resulting from involuntary termination of employment, or from bankruptcy of the employer, except for payments for services performed or benefits accrued. Consequently, under the Stimulus Act, we are prohibited from making any severance payment during the CPP Covered Period to our “senior executive officers” (defined in the Stimulus Act as the five highest paid named executive officers) and our next five most highly compensated employees.

•     No Compensation Arrangements That Encourage Earnings Manipulation. Under the Stimulus Act, during the CPP Covered Period, we are not allowed to enter into compensation arrangements that encourage manipulation of our reported earnings to enhance the compensation of any of our employees.

•    Recovery of Bonus, Retention Awards and Incentive Compensation if Based on Certain Material Inaccuracies. The Stimulus Act also contains the “clawback provision” discussed above but extends its application to any bonus, retention award or awards and incentive compensation paid to any of our senior executive officers or our next 20 most highly compensated employees during the CPP Covered Period that is later found to have been based on materially inaccurate financial statements or other materially inaccurate measurements of performance.

•    Limit on Incentive Compensation. The Stimulus Act contains a provision that prohibits the payment or accrual during the CPP Covered Period of any bonus, retention award or incentive compensation to any of our senior executive officers or our next 5 most highly compensated employees other than awards of long-term restricted stock that (i) do not fully vest during the CPP Covered Period, (ii) have a value not greater than one-third of the total annual compensation of the award recipient and (iii) are subject to such other restrictions as may be determined by the Secretary of the Treasury. The prohibition on bonus, incentive compensation and retention awards does not preclude bonus payments required under written employment contracts entered into on or prior to February 11, 2009.

•    Compensation Committee Functions. The Stimulus Act requires that our Compensation Committee be comprised solely of independent directors and that it meet at least semiannually to discuss and evaluate our employee compensation plans in light of an assessment of any risk posed to us from such compensation plans. See “Corporate Governance – Director Independence” above for a discussion of the independence of our Compensation Committee.

•    Compliance Certifications. The Stimulus Act also requires a written certification by our Chief Executive Officer and Chief Financial Officer of our compliance with the provisions of the Stimulus Act.  These certifications must be contained in the Company’s Annual Report on Form 10-K beginning next year.

•    Treasury Review of Bonuses Previously Paid. The Stimulus Act directs the Secretary of the Treasury to review all compensation paid to our senior executive officers and our next 20 most highly compensated employees to determine whether any such payments were inconsistent with the purposes of the Stimulus Act or were otherwise contrary to the public interest. If the Secretary of the Treasury makes such a finding, the Secretary of the Treasury is directed to negotiate with the CPP recipient and the subject employee for appropriate reimbursements to the federal government with respect to compensation and bonuses found to be excessive.

•     Say on Pay. Under the Stimulus Act, the SEC is required to promulgate rules requiring an advisory, non-binding say on pay vote by the shareholders on executive compensation at the annual meeting during the CPP Covered Period. We believe that we have complied with the provisions of the Stimulus Act and its implementing regulations in all respects.

The above compensation-related limitations were lifted in January 2012 in connection with Peapack-Gladstone’s January 2012 full redemption of the CPP Preferred Shares originally issued to the United States Treasury in January 2009.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in Peapack-Gladstone’s Annual Report on Form 10-K and the Proxy Statement.

In addition, the Compensation Committee certifies that:

(1)	It has reviewed with Peapack-Gladstone’s senior risk officer the senior executive officer (“SEO”) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Peapack-Gladstone;
(2)	It has reviewed with Peapack-Gladstone’s senior risk officer the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to Peapack-Gladstone; and
(3)	It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Peapack-Gladstone to enhance the compensation of any employee.

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The certification above and the narrative below are herein provided in accordance with the requirement of the Interim Final Rule of the United States Treasury, TARP Standards for Compensation and Corporate Governance, issued June 15, 2009.

Overview

The Compensation Committee and the senior risk officer have conducted periodic risk assessments of the Company’s compensation programs since August 2009, in compliance with the TARP requirements. The most recent (and final) risk assessment required by the TARP program by the Compensation Committee and senior risk officer occurred on August 18, 2011 and covered all compensation plans, including the SEO compensation plans. The Compensation Committee and senior risk officer concluded that Peapack-Gladstone’s compensation plans did not present opportunities for or encourage employees to take unnecessary and excessive risks that threaten the value of Peapack-Gladstone, or to manipulate earnings to enhance the compensation of any employee.

The Compensation Committee believes that Peapack-Gladstone’s overall compensation practices for SEOs, which include the following elements, limit the ability of executive officers to benefit from taking unnecessary or excessive risks:

•	Discretion-based awards, as opposed to formula-based performance awards;
•	All SEO compensation decisions made by fully independent Compensation Committee;
•	Balance between fixed compensation (base salary) and equity compensation opportunity.

In addition, the Compensation Committee believes that there are controls around incentive plans for all employees as described below that effectively discourage unnecessary and excessive risk taking.

Risk Policy Framework

Peapack-Gladstone’s Board of Directors has established a conservative tone for risk tolerance within the Company. Adherence to the risk tolerance is ensured by the Company’s system of internal processes and validated by independent groups, including Internal Audit, Risk Management, Credit Administration and to some extent, the external auditors.

In addition to the general risk policy framework which limits risks, there are controls around employee incentive compensation (including the SEO incentive compensation) that effectively discourage and limit unnecessary and excessive risks relating to incentive compensation. All SEO incentive compensation is fully subject to Compensation Committee discretion and almost all other employee incentive compensation is fully subject to either management or Compensation Committee discretion (a relatively small number of sales personnel receive incentive compensation on the basis of formulae). As further described herein, the Compensation Committee reviews and approves all SEO incentive compensation.

SEO Compensation Plans

The SEO compensation plans operated within the constraints of the TARP limits for all 2011 and through our exit from the TARP Program in January 2012. However, the Compensation Committee believes, even before application of the TARP limits, that Peapack-Gladstone’s standard compensation programs for executives do not encourage unnecessary and excessive risk. As discussed in further detail in the Compensation Discussion and Analysis section, the standard incentive compensation plans for SEOs consist of long-term incentives under the 2006 Long-Term Stock Incentive Plan in the form of equity awards (under TARP, these awards are limited to restricted stock). The opportunity to earn long-term awards helps to attract and retain executive officers, and align the efforts of these officers with the long-term interests of the Company. Long-term, equity-based awards are a critical part of Peapack-Gladstone’s compensation philosophy as they encourage the alignment of senior management’s goals with those of our shareholders, namely the goal of increasing overall shareholder value.

All Peapack-Gladstone SEO incentive compensation is at the full and complete discretion of the Compensation Committee, which consists solely of independent directors. Peapack-Gladstone does not maintain a plan by which the SEO’s are compensated based upon specific pre-determined performance goals.

Due to the impact of TARP, for 2011 the equity awards for SEOs were limited to long-term restricted stock awards that will vest in four installments: 40% upon the second (2nd) anniversary of issuance, and 20% each upon the next three (3) annual anniversaries, but only if the executive continues to serve as an executive at such applicable vesting date. Also due to TARP, the Company did not pay the SEO’s cash bonuses as to 2011.

Employee Compensation Plans

In addition to the incentive plans in which the SEO's participate, Peapack-Gladstone awards incentive compensation to other employees in the form of annual cash bonuses and stock options, and for a small number of sales personnel, formula based commissions. The Compensation Committee has determined that the features of these incentive compensation awards, alone and/or combined with the system of controls in place, do not encourage unnecessary or excessive risk and do not encourage the manipulation of reported earnings to enhance the compensation of any employee.

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Conclusions as to Compensation Risk

In light of the discretion-based nature of Peapack-Gladstone’s incentive plans and the significant level of oversight and controls over compensation decisions, the Compensation Committee believes that the incentive plans for employees, including SEO's, do not contain any features that would encourage the manipulation of reported earnings to enhance the compensation of any employee.

The Compensation Committee

of the Board of Directors

F. Duffield Meyercord, Chairman

Edward A. Merton

Anthony J. Consi, II

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for Peapack-Gladstone’s named executive officers.

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total
Frank A. Kissel Chairman of the Board and CEO of Peapack-Gladstone and the Bank	2011 2010 2009	$ 390,000 380,000 367,500	$ 97,500 190,000 0	$ 0 0 0	$ 0 0 0	$ 104,712 108,065 104,036	$ 592,212 678,065 471,536
Jeffrey J. Carfora (4) Executive Vice President and CFO of Peapack-Gladstone and the Bank	2011 2010 2009	210,120 206,000 147,708	52,500 103,000 0	0 0 0	0 0 0	21,809 23,577 8,259	284,429 332,577 155,967
Craig C. Spengeman President of PGB Trust and Investments and Executive Vice President of Peapack-Gladstone	2011 2010 2009	280,000 270,000 262,500	70,000 135,000 0	0 0 0	0 0 0	55,224 57,669 50,415	405,224 462,669 312,915
Robert M. Rogers President and COO of Peapack-Gladstone and the Bank	2011 2010 2009	250,000 243,000 236,250	62,500 121,500 0	0 0 0	0 0 0	56,393 64,862 44,938	368,893 429,362 281,188
Finn M. W. Caspersen, Jr. Executive Vice President and General Counsel of Peapack-Gladstone and the Bank	2011 2010 2009	215,000 200,000 178,500	53,750 100,000 0	0 0 0	0 0 0	40,722 40,689 31,495	309,472 340,689 209,995

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(1)   Represents the aggregate grant date fair value of restricted stock awards in accordance with ASC 718, see Note 13 – Stock-Based Compensation of Peapack-Gladstone’s Annual Report on Form 10-K for the year ended December 31, 2011 for additional information on the valuation methodology. The 1998 and 2002 Stock Option Plans provide for the award of incentive stock options to each named executive officer. The 2006 Long-Term Stock Incentive Plan provides for the award of non-qualified stock options, stock appreciation rights or restricted stock to each named executive officer. The plans provide that grants are made based upon recommendations from the Compensation Committee to the Board and a vote from the full Board.

(2)   The Corporation maintains a deferred compensation plan (“DCP”), which is designed to allow highly compensated employees, including named executive officers, to defer their earnings under the 401K Plan that are otherwise limited by the IRS. There were no above-market non-qualified deferred compensation earnings.

(3)   In 2011, the Corporation made 401k contributions in the amount of $93,575 for Mr. Kissel, $46,221 for Mr. Spengeman, $48,553 for Mr. Rogers, $13,120 for Mr. Carfora and $26,934 for Mr. Caspersen and DCP contributions in the amount of $31,677 for Mr. Kissel and $8,000 for Mr. Spengeman.

(4)     Assumed the position of Chief Financial Officer on March 30, 2009.

2011 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#) (1)	Grant Date Fair Value of Stock and Option Awards
Frank A. Kissel	1/3/2011	7,206	$ 97,500
Jeffrey J. Carfora	1/3/2011	3,880	52,500
Craig C. Spengeman	1/3/2011	5,174	70,000
Robert M. Rogers	1/3/2011	4,619	62,500
Finn M. W. Caspersen, Jr.	1/3/2011	3,973	53,750

(1)     Represents restricted stock awards granted under the 2006 Long-Term Stock Incentive Plan. The award will vest in four installments: 40% upon the second anniversary of issuance and 20% each upon the next three annual anniversaries, but only if the executive continues to serve as an executive at such applicable vesting date. The restricted shares have the right to vote and receive dividends.

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Outstanding Equity Awards at Fiscal Year-End

The following table represents stock options and stock awards outstanding for each named executive officer as of December 31, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested
Frank A. Kissel	28,873 (3)	—	27.51	1/9/2014
	4,200 (4)	1,050	26.76	1/3/2017
	3,150 (5)	2,100	23.40	1/2/2018
					21,353 (8)	$ 229,545

Jeffrey J. Carfora					11,549 (8)	124,152
Craig C. Spengeman	23,098 (2)	—	27.51	1/9/2014
	3,360 (4)	840	26.76	1/3/2017
	2,520 (5)	1,680	23.40	1/2/2018
					15,226 (8)	163,680
Robert M. Rogers	23,098 (2)	—	27.51	1/9/2014
	3,360 (4)	840	26.76	1/3/2017
	2,520 (5)	1,680	23.40	1/2/2018
					13,666 (8)	146,910
Finn M. W. Caspersen,Jr.	11,549 (3)	—	28.57	3/29/2014
	1,680 (4)	420	26.76	1/3/2017
	1,260 (5)	840	23.40	1/2/2018
					11,419 (8)	122,754

(1)    In the event of a Change in Control, all options outstanding on the date of such Change in Control shall become immediately and fully exercisable. All options expire not more than ten years after the date of grant.

(2)    Stock options were immediately vested and all options were exercisable at that time, at a price equal to the fair market value of the common stock on the date of the grant.

(3)    Stock options granted on March 29, 2003, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.

(4)    Stock options granted on January 3, 2007, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.

(5)    Stock options granted on January 2, 2008, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.

(6)    Stock options granted on June 2, 2008, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.

(7)    Stock options granted on November 19, 2009, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.

(8)    The restricted stock vests in four installments: 40% on the second anniversary of issuance and 20% each on the next three annual anniversaries, and only if the executive continues to serve as an executive at such applicable vesting date. Upon termination of employment by reason of death, disability or retirement, or upon a Change in Control, all shares immediately vest.

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Option Exercises and Stock Vested

The named executive officers did not exercise stock options nor was there any vesting of stock awards during 2011.

Change-In-Control Arrangements

Peapack-Gladstone and the Bank have entered into change-in-control agreements with the named executive officers, each of which provides for benefits in the event of a termination without “cause” or for “good reason” following a merger or acquisition of Peapack-Gladstone. The change-in-control agreements also include certain non-disclosure provisions, which survive the termination of the executives’ employment and the expiration of the agreements. A more detailed description of the change in control agreements may be found in the Compensation Discussion and Analysis section of this proxy.

Employment Agreements

Peapack-Gladstone and the Bank have entered into employment agreements with the named executive officers, which set forth the terms of employment of the officers. A detailed description of the employment agreements may be found in the Compensation Discussion and Analysis section of this proxy. Employment agreements with named executive officers are customary in the marketplace, and Peapack-Gladstone feels it would be at a competitive disadvantage if it did not enter into such agreements.

The following table shows the potential payments under each named executive’s change-in-control or employment agreement if he had terminated employment with the Bank at December 31, 2011, under each of the following retirement or termination circumstances (i) death; (ii) disability or dismissal for cause; (iii) retirement or resignation; (iv) dismissal without cause; and (v) dismissal without cause or resignation for good reason following a change-in-control of Peapack-Gladstone on December 31, 2011. These payments are considered estimates as of specific dates as they contain some assumptions regarding stock, price, life expectancy, salary and non-incentive compensation amounts and income tax rates and laws.

Non-Qualified Deferred Compensation

Peapack-Gladstone maintains a deferred compensation plan (“DCP”), which is designed to allow highly compensated employees, including named executive officers, to defer their earnings under the 401k Plan that are otherwise limited by the IRS. For DCP purposes, eligible earnings include base salary and cash bonus and there are no limitations on the amounts that may be deferred. Investment options for this account are similar to the investment options available under the 401k Plan and the employee can change their investment selections at any time. Peapack-Gladstone’s contribution with regard to Mr. Kissel and Mr. Spengeman, as well as other employees in the 401k Plan, compensated the individuals for the termination of the defined benefit plan in May of 2008.

The following table shows the deferred compensation plan in which each named executive officer participates and the activity during 2011.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings/(Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)	(b)	(c) (1)	(d)	(e)	(f) (2)
Frank A. Kissel	$—	$31,677	$150	$—	$106,158
Jeffrey J. Carfora	—	—	—	—	—
Craig C. Spengeman	—	8,000	(782)	—	12,793
Robert M. Rogers	—	—	—	—	—
Finn M. W. Caspersen, Jr.	—	—	—	—	—

(1)    The contribution amounts to the DCP are also reported as compensation to the applicable named executive officer for fiscal 2010 in the All Other Compensation column of the Summary Compensation Table.

(2)    If a person was a named executive officer in previous years’ proxy statements, the amount reported in this column includes amounts that were included as compensation previously reported for that person in the Summary Compensation Table for those previous years.

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Potential Payments upon Termination or Change in Control

					Dismissal without
		Voluntary		Dismissal	Cause or Resignation
		Resignation		Without Cause	For Good Reason
	Death or	or Dismissal		(no Change in	(following a Change
	Disability	For Cause	Retirement	Control) (1) (3)	In Control) (1) (2) (3) (8)
Frank A. Kissel
Amounts payable in full on indicated date of termination:
Severance – Salary	$—	$—	$—	$780,000	$1,170,000
Equity Acceleration (4)	229,545	—	229,545	—	229,545
Welfare Benefits Continuation	—	—	—	—	17,775
Life Insurance Benefit (5) (6)	975,000	—	—	—	190,096
Parachute Penalty – Tax Gross-up (7)	—	—	—	—	542,503
Total	$1,204,545	$—	$229,545	$780,000	$2,149,919

Jeffrey J. Carfora
Amounts payable in full on indicated date of termination:
Severance – Salary	$—	$—	$—	$420,240	$630,360
Equity Acceleration (4)	124,152	—	124,152	—	124,152
Welfare Benefits Continuation	—	—	—	—	20,888
Life Insurance Benefit (5) (6)	—	—	—	—	—
Parachute Penalty – Tax Gross-up (7)	—	—	—	—	244,516
Total	$124,152	$—	$124,152	$420,240	$1,019,916

Craig C. Spengeman
Amounts payable in full on indicated date of termination:
Severance – Salary	$—	$—	$—	$560,000	$840,000
Equity Acceleration (4)	163,680	—	163,680	—	163,680
Welfare Benefits Continuation	—	—	—	—	20,888
Life Insurance Benefit (5) (6)	700,000	—	—	—	160,063
Parachute Penalty – Tax Gross-up (7)	—	—	—	—	414,897
Total	$863,680	$—	$163,680	$560,000	$1,599,528

Robert M. Rogers
Amounts payable in full on indicated date of termination:
Severance – Salary	$—	$—	$—	$500,000	$750,000
Equity Acceleration (4)	146,910	—	146,910	—	146,910
Welfare Benefits Continuation	—	—	—	—	20,888
Life Insurance Benefit (5) (6)	625,000	—	—	—	124,322
Parachute Penalty – Tax Gross-up (7)	—	—	—	—	360,008
Total	$771,910	$—	$146,910	$500,000	$1,402,128

Finn M. W. Caspersen, Jr.
Amounts payable in full on indicated date of termination:
Severance – Salary	$—	$—	$—	$430,000	$696,000
Equity Acceleration (4)	122,754	—	122,754	—	122,754
Welfare Benefits Continuation	—	—	—	—	20,888
Life Insurance Benefit (5) (6)	537,500	—	—	—	147,825
Parachute Penalty – Tax Gross-up (7)	—	—	—	—	366,400
Total	$660,254	$—	$122,754	$430,000	$1,353,867

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(1)	The term “cause” means (i) willful and continued failure by a named executive officer to perform the officer’s duties, (ii) willful misconduct by the named executive officer which causes material injury to the Corporation or its successor or (iii) the conviction of a crime, other than a traffic violation, drunkenness, drug abuse, or excessive absenteeism other than for illness.

(2) The term “good reason” means a change in job description, location, compensation or benefits.

(3)	The term “change in control” means (i) the acquisition of the Corporation’s securities representing 25% or more of the voting power of all its securities, (ii) the first purchase of the Corporation’s common stock pursuant to a tender or exchange offer, (iii) the shareholder approval of (a) a merger or consolidation of the Corporation into another corporation wherein the other corporation exercises control over the Corporation, (b) a sale or disposition of all or substantially all of the Corporation’s assets or (c) a plan of liquidation or dissolution of the Corporation, (iv) a change in board membership such that over a two year period the directors constituting the Board at the beginning of such period do not constitute two thirds of the Board of the Corporation or a successor corporation at the end of such period, or (v) a sale of (a) the common stock of the Corporation following which a person or entity other than the Corporation or its affiliates owns a majority thereof or (b) all or substantially all of the Corporation’s assets.
(4)	Under Peapack-Gladstone’s various stock option and equity plans, unvested stock options and restricted stock would immediately vest in the event of a change in control. However, at December 31, 2011, the market value of Peapack-Gladstone’s stock is less than the grant price of all unvested options. Named executive officers would have three years from the date of termination following a change in control to exercise the vested options. The value here represents the value of the restricted stock.
(5)	Peapack-Gladstone has purchased bank owned life insurance and entered into a split-dollar plan with the named executive officers and certain other employees to provide current and post-employment life insurance in an amount which ranges from $25,000 to 2.5 times the executive’s annual base salary. A life insurance benefit of 2.5 times the executive’s annual base salary vests if prior to the termination of employment the participant becomes disabled. A benefit of 2.5 times the participant’s salary is paid if the participant dies while employed by Peapack-Gladstone. At December 31, 2011, Mr. Carfora did not participate in the Split-Dollar Plan.
(6)	The life insurance benefit at dismissal without cause or resignation for good reason following a change in control represents the imputed income from December 2012 through the end of executives’ plan participation year (calculated on an actuarial basis) under Peapack-Gladstone’s Split-Dollar Plan. Upon change in control, the executive would vest in the benefit of 2.5 times annual salary. At December 31, 2011, Mr. Carfora did not participate in the Split-Dollar Plan.
(7)	The excise tax gross-up was calculated using marginal tax rate of 60.94% (40.94% income and employment taxes, plus the 20% excise tax).
(8)	Amounts disclosed do not reflect the impact of the compensation-related limitations associated with the CPP and the Stimulus Act. Please see “Additional Restrictions under the American Recovery and Reinvestment Act of 2009” above.
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Equity Compensation Plan

The following table shows information at December 31, 2011 for all equity compensation plans under which shares of our common stock may be issued:

NUMBER OF SECURITIES
REMAINING AVAILABLE
FOR FUTURE ISSUANCE
	NUMBER OF SECURITIES		UNDER EQUITY
	TO BE ISSUED UPON	WEIGHTED-AVERAGE	COMPENSATION PLANS
	EXERCISE OF	EXERCISE PRICE OF	(EXCLUDING SECURITIES
PLAN CATEGORY	OUTSTANDING OPTIONS (a)	OUTSTANDING OPTIONS (b)	REFLECTED IN COLUMN (a) (c)

EQUITY
COMPENSATION
PLANS APPROVED
BY SECURITY
HOLDERS	577,782	$23.45	187,977

EQUITY
COMPENSATION
PLANS NOT
APPROVED BY
SECURITY HOLDERS	N/A	N/A	N/A
TOTAL	577,782	$23.45	187,977

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that Peapack-Gladstone's executive officers, directors and persons who own more than ten percent of a registered class of Peapack-Gladstone's common stock, file reports of ownership and changes in ownership with the SEC. Based upon copies of reports furnished by insiders, all Section 16(a) reporting requirements applicable to insiders during 2011 were satisfied on a timely basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors has established a Compensation Committee, which has been charged with overseeing executive compensation practices at Peapack-Gladstone. Members of the Compensation Committee are Messrs. Meyercord (Chair), Merton and Consi. All members of the Compensation Committee, or their affiliates, have engaged in loan, deposit or trust transactions with the Bank, as discussed below, in “Transactions with Related Persons, Promoters and Certain Control Persons” and under “Director Independence” above. No other relationships required to be reported under the rules promulgated by the Securities and Exchange Commission exist with respect to members of Peapack-Gladstone’s Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In addition to the matters discussed above and discussed under the caption “Compensation Committee Interlocks and Insider Participation,” directors and officers and their associates were customers of and had transactions with the Bank during the year ended December 31, 2011, and it is expected that such persons will continue to have such transactions in the future. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to Peapack-Gladstone, and, in the opinion of management of Peapack-Gladstone, did not involve more than normal risks of collectibility or present other unfavorable features.

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REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Peapack-Gladstone Financial Corporation:

We have reviewed and discussed with management Peapack-Gladstone's audited consolidated financial statements as of and for the year ended December 31, 2011.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in Peapack-Gladstone's Annual Report on Form 10-K for the year ended December 31, 2011.

The Audit Committee

Anthony J. Consi, II, Chairman

James R. Lamb, Esq.

John R. Mulcahy

Philip W. Smith, III

Pamela Hill

March 9, 2012

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PROPOSAL 4 – APPROVAL OF THE PEAPACK-GLADSTONE FINANCIAL CORPORATION

2012 LONG-TERM STOCK INCENTIVE PLAN

The Board of Directors has approved for submission to Peapack-Gladstone’s shareholders the Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan (the “2012 Stock Incentive Plan”). The full text of the 2012 Stock Incentive Plan is attached to this Proxy Statement as Exhibit A and the following description of the 2012 Stock Incentive Plan is qualified in its entirety by reference to Exhibit A. The purposes of the 2012 Stock Incentive Plan are to provide additional incentive to those officers, key employees, and independent contractors of Peapack-Gladstone and its Subsidiaries, and certain non-employee members of the Board of Directors of Peapack-Gladstone whose substantial contributions are essential to the continued growth and success of Peapack-Gladstone’s business in order to strengthen their commitment to Peapack-Gladstone and its Subsidiaries, to motivate such officers, employees, independent contractors and non-employee directors to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of Peapack-Gladstone. Due to the structure of the 2012 Stock Incentive Plan, Peapack-Gladstone is expected to exempt from the deductibility limits of Section 162(m) of the Internal Revenue Code (the “Code”) compensation earned from grants of stock options (but not restricted stock) under the Plan. Section 162(m) limits the deductibility of compensation paid in excess of $1 million per year for the chief executive officer and the three highest paid executives.

TYPES OF OPTIONS AND AWARDS

The 2012 Stock Incentive Plan provides that a committee designated by the Board to administer the 2012 Stock Incentive Plan (the “Committee”) may grant eligible participants incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. All options and awards to be granted under the 2012 Stock Incentive Plan are options for or awards relating to shares of Peapack-Gladstone’s common stock. “Incentive stock options” to be granted under the 2012 Stock Incentive Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code. “Non-qualified stock options” are those options, which when granted or due to subsequent disqualification, do not qualify as incentive stock options within the meaning of Section 422 of the Code.

SHARES SUBJECT TO THE 2012 STOCK INCENTIVE PLAN

In approving the 2012 Stock Incentive Plan, the Board of Directors provided for the issuance under the 2012 Stock Incentive Plan of 200,000 shares. The maximum number of shares that may be issued or transferred pursuant to options or awards for incentive stock options, non-qualified stock options, restricted stock and stock appreciation rights will be 200,000.

The 2012 Stock Incentive Plan provides that the Committee will conclusively determine the appropriate adjustments, if any, to the number of shares available and purchase price for stock options and awards in the case of a change in capitalization (as defined in the 2012 Stock Incentive Plan). Any such adjustment to shares subject to outstanding incentive stock options will be made in a manner designed so as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

Whenever any outstanding option expires, is cancelled or is otherwise terminated (other than by exercise of the option or any related stock appreciation right), the shares allocable to the unexercised portion of such option may again be the subject of options and awards under the 2012 Stock Incentive Plan. Further, whenever any shares subject to an award or option are resold to Peapack-Gladstone, retained by Peapack-Gladstone upon exercise of an award or option to satisfy the exercise price for, or any withholding or other taxes due with respect to, such award or option, or forfeited for any reason, such shares may again be the subject of options and awards under the 2012 Stock Incentive Plan.

TERMINATION AND AMENDMENT

The 2012 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its effective date. However, the Board of Directors has the right to terminate the 2012 Stock Incentive Plan at any time.

The Board also has the right to amend the 2012 Stock Incentive Plan. However, without the approval of Peapack-Gladstone’s shareholders, no amendment may be made to the 2012 Stock Incentive Plan if the amendment would, except as provided under the 2012 Stock Incentive Plan for a change in capitalization, (a) increase the maximum number of shares as to which options or awards may be granted under the 2012 Stock Incentive Plan, or (b) change the class of persons eligible to participate.

The rights under any option or award granted before any amendment to the 2012 Stock Incentive Plan may not be adversely affected by such amendment, except with the consent of the optionee or grantee, as the case may be.

ADMINISTRATION

The 2012 Stock Incentive Plan will be administered by the Committee. Each member of the Committee will be a non-employee director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an “outside director” within the meaning of Section 162(m) of the Code as it may be amended from time to time. A majority of the Committee will constitute a quorum and a majority of a quorum may authorize any action. No failure to be so qualified shall invalidate any option or award or any action or inaction under the 2012 Stock Incentive Plan.

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 The Committee will have the power to identify each officer, key employee, director or independent contractor qualified to receive an option or award (an “optionee” or “grantee,” respectively) and determine the number of shares subject to each option or award, the date of grant and the terms and conditions governing the option or award provided, however, that all grants to directors must be approved by the Board of Directors. The Committee (or with respect to directors, the Board) will also be charged with the responsibility of interpreting the 2012 Stock Incentive Plan and making all administrative determinations.

ELIGIBILITY

All officers, key employees and non-employee directors of Peapack-Gladstone or its Subsidiaries designated by the Committee (or with respect to directors, the Board) will be eligible to receive options or awards under the 2012 Stock Incentive Plan (“eligible employees”), but no person may receive any options or awards unless he is an employee of Peapack-Gladstone or a Subsidiary or a director or independent contractor, at the time the option or award is granted.

TERMS AND CONDITIONS OF STOCK OPTIONS

Term

All options to be granted under the 2012 Stock Incentive Plan will be for such term as the Committee (or, with respect to directors, the Board) determines, provided that (i) all incentive stock options will not be exercisable after the expiration of ten years from the date granted, and (ii) all non-qualified stock options will not be exercisable after the expiration of ten years and one day from the date granted. The Committee may, subsequent to the granting of any option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence. The 2012 Stock Incentive Plan provides that any options which are intended to be incentive stock options and are granted to an optionee who owns more than 10% of Peapack-Gladstone’s common stock (a “ten-percent shareholder”) must have terms of five years or less. No incentive options may be granted to a director or independent contractor.

Purchase Price

The 2012 Stock Incentive Plan provides that the purchase price shall be set forth in the grant agreement between the eligible employee and Peapack-Gladstone. The purchase price per share under each option must not be less than 100% of the fair market value of a share at the time the option is granted (110% in the case of an incentive stock option granted to a ten-percent shareholder). The 2012 Stock Incentive Plan defines “fair market value,” as the last sale price reported on the NASDAQ Global Select Market, on March 14, 2012, the last reported sale price of Peapack-Gladstone common stock was $12.62.

The 2012 Stock Incentive Plan provides that the purchase price for shares purchased pursuant to the exercise of any option, as well as any required tax withholding, is payable in full at the time of exercise. The purchase price and tax withholding may be paid in cash, by check, or at the discretion of the Committee (or with respect to directors, the Board) and upon such terms and conditions as the Committee shall approve, by transferring shares to Peapack-Gladstone or by having shares that would otherwise have been delivered upon exercise withheld by Peapack-Gladstone.

Exercise Period

The 2012 Stock Incentive Plan provides that if a non-director optionee’s employment or service terminates by reason of death or disability, the right of the optionee, his or her estate, beneficiary or representative to exercise the options will terminate three years following such termination of employment. If the termination of employment is due to the optionee’s “retirement” (as defined in the 2012 Stock Incentive Plan), such options will be exercisable for period of 90 days in the case of incentive stock options, and three years, in the case of non-qualified stock options, following such termination of employment. If an optionee’s employment or service is terminated by the optionee, or terminates by reason of dismissal for “Cause” (as defined in the 2012 Stock Incentive Plan) the right of the optionee to exercise any outstanding, vested options will terminate on the date of such termination of employment. If an optionee’s employment or service terminates without cause, the option will be exercisable for a period of 90 days following termination of employment, except that if an optionee’s employment or service is terminated without cause and within 12 months after a change in control, non-qualified options will be exercisable for three years following the termination of employment or service. In no event may an option be exercised beyond its term.

Upon death or termination of employment due to disability or retirement (each as defined in the 2012 Stock Incentive Plan), all options become immediately and fully exercisable for three years.

Upon the termination of a director’s service as a member of the Board for any reason other than retirement, disability, change in control or death, the director’s options shall be exercisable only as to those shares, which were immediately exercisable by the director at the date of termination. In the event of the death, retirement or disability of a director, all options held by the director shall become immediately exercisable. Upon termination of the director’s service due to or within 12 months after a change in control, all options held by the director shall become immediately exercisable. Options granted to a director shall expire and no longer be exercisable upon the earlier of (i) one hundred twenty (120) months following the date of grant, or (ii) three (3) years following the date on which the director ceases to serve as a director (for any reason other than cause).

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Change In Control Provisions

In the event of a change in control (as defined in the 2012 Stock Incentive Plan), all options not held by directors outstanding on the date of such a change of control shall become immediately and fully exercisable. For director options, upon termination of a director’s service due to or within 12 months following a change in control, all options shall become immediately exercisable and shall expire on the earlier of 120 months following the date of grant or three years following the termination of service on the Board.

In the event of a change in control, the Board, in its sole discretion, shall have the right to terminate all options and awards and pay to the optionee the value of such options and awards.

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

Term

All stock appreciation rights available for issuance under the 2012 Stock Incentive Plan will be for such term as the Committee (or with respect to directors, the Board) determines. If granted in connection with an option, such stock appreciation right will cover the same shares covered by the option (or such lesser number of shares as the Committee (or with respect to directors, the Board) may determine) and, except as provided below, be subject to the same term as the related option.

Exercise

The 2012 Stock Incentive Plan provides that a stock appreciation right granted in connection with an option is exercisable only at such time or times and to the extent that the related option is exercisable. If such stock appreciation right is connected to an incentive stock option it will be exercisable only if the fair market value of a share on the date of exercise exceeds the purchase price of the related incentive stock option. Generally, upon the exercise of a stock appreciation right related to an option the option is cancelled to the extent that the stock appreciation right is exercised, and upon the exercise of an option related to a stock appreciation right, the stock appreciation right is cancelled to the extent that the option is exercised; however, the Committee may also provide that upon exercise of an option related to a stock appreciation right, the stock appreciation right will also be deemed exercised entitling the grantee to payment of amounts in connection with both the stock appreciation right and the option. The 2012 Stock Incentive Plan provides that a stock appreciation right unrelated to an option will contain such terms and conditions as to exercisability, vesting and duration as the Committee (or, with respect to directors, the Board) will determine, but in no event shall they have a term of greater than ten years. Upon the death, disability, or retirement of a grantee, all stock appreciation rights become immediately exercisable. Upon the retirement of a grantee, the stock appreciation rights held by the grantee will be exercisable for a period of 90 days following such termination of employment. Upon the death or disability of a grantee, a stock appreciation right unrelated to an option will be exercisable for a period of one year following such termination of employment. Other exercise terms generally parallel those applicable to options.

Payment

The 2012 Stock Incentive Plan provides that upon exercise of a stock appreciation right related to an option the grantee will receive an amount determined by multiplying (A) the excess of fair market value of a share on the date of exercise of such stock appreciation right over the per share purchase price of the related option, by (B) the number of shares as to which such stock appreciation right is being exercised. Notwithstanding the foregoing, the Committee (or, with respect to directors, the Board) may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the agreement evidencing the stock appreciation right at the time it is granted. The 2012 Stock Incentive Plan provides that upon exercise of a stock appreciation right unrelated to an option the grantee will receive an amount determined by multiplying (A) the excess of fair market value of a share on the date of exercise of such stock appreciation right over the fair market value of a share on the date of the grant of the stock appreciation right, by (B) the number of shares as to which such stock appreciation right is being exercised. The Committee (or, with respect to directors, the Board) has discretion to make such payments either solely in shares of Peapack-Gladstone’s common stock in a number determined at their fair market value on the date of exercise of the stock appreciation right or in cash or in a combination of cash and shares.

Restrictions

The 2012 Stock Incentive Plan provides that no stock appreciation right may be exercised before the date six months after the date it is granted, except in the event of death or disability of the grantee before the expiration of the six-month period.

Change In Control

In the event of a change in control, subject to the restrictions immediately above, all stock appreciation rights shall become immediately and fully exercisable.

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TERMS AND CONDITIONS OF RESTRICTED STOCK

Terms And Conditions

The 2012 Stock Incentive Plan provides that upon granting a restricted stock award an agreement between the grantee and Peapack-Gladstone will set forth the restrictions, terms, and conditions of the award. Such agreement may require that an appropriate legend be placed on share certificates. Upon the grant of the restricted stock, the shares will be issued in the name of the grantee as soon as reasonably practicable after the purchase price, if any, is paid, and such shares will be deposited with the escrow agent pending termination of the restrictions which apply thereto. The 2012 Stock Incentive Plan provides that upon delivery of such shares to the escrow agent, the grantee will have all rights of a shareholder with respect to the shares, including the right to vote and the right to receive all dividends paid or made with respect to the shares, unless the Committee (or, with respect to directors, the Board), in its discretion, determines that such payment of dividends should be deferred.

In the event of any stock dividend or stock split on restricted stock, new shares issued to the eligible employee will remain subject to the same restrictions.

At the time of an award of shares of restricted stock, the Committee (or, with respect to directors, the Board) may, in its discretion, determine that the payment of cash dividends, or a specified portion thereof, declared or paid on shares of restricted stock by Peapack-Gladstone will be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such shares, in which case such cash dividends shall be paid over to the grantee, or (ii) the forfeiture of such shares in which case such cash dividends shall be forfeited to Peapack-Gladstone, and such cash dividends shall be held by Peapack-Gladstone for the account of the grantee until such time. In the event of such deferral, interest shall be credited on the amount of such cash dividends held by Peapack-Gladstone for the account of the grantee from time to time at such rate per annum as the Committee (or, with respect to directors, the Board), in its discretion, may determine. Payment of deferred cash dividends, together with interest accrued thereon as aforesaid, will be made or forfeited upon the earlier to occur of the events specified in (i) and (ii).

Restrictions

The 2012 Stock Incentive Plan provides that the restrictions upon the shares of restricted stock will lapse at the time or times and on the terms and conditions, including satisfaction of performance criteria as the Committee (or, with respect to directors, the Board) determines as may be set forth in the agreement. Such restrictions will only lapse if the grantee on the date of the lapse is then and has continuously been an employee of Peapack-Gladstone or a Subsidiary from the date the award was granted. In the event of a change in control, all restrictions upon any shares of restricted stock lapse immediately and all such shares become fully vested in the grantee. In the event of termination of employment as a result of death, disability or retirement of a grantee, all restrictions upon shares of restricted stock awarded to such grantee will immediately lapse. The Committee (or, with respect to directors, the Board) may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon shares of restricted stock awarded. When the restrictions lapse, Peapack-Gladstone will deliver to the grantee a certificate for the number of shares of common stock without any legend or restrictions (except those required by federal or state securities laws) equivalent to the number of shares of restricted stock for which the restrictions have terminated. Delivery of shares is conditioned upon the grantee’s satisfaction of any tax withholding obligation that arises upon vesting, which withholding obligation may be satisfied by having Peapack-Gladstone withhold a number of shares then vesting equal to the aggregate required withholding tax.

FEDERAL TAX CONSEQUENCES UNDER THE 2012 STOCK INCENTIVE PLAN

The following is a summary of the federal income tax consequences of transactions under the 2012 Stock Incentive Plan, based on federal income tax laws in effect on January 1, 2012. This summary is not intended to be comprehensive and does not describe federal employment tax or state or local income tax consequences.

Pursuant to the 2012 Stock Incentive Plan, eligible employees may be granted the following benefits: incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock awards.

Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to Peapack-Gladstone for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) Peapack-Gladstone will be entitled to deduct the amount of compensation income, which was taxed to the optionee for federal income tax purposes and if the amount represents an ordinary and necessary business expense of Peapack-Gladstone (the “ordinary and necessary test”). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by Peapack-Gladstone.

If an incentive stock option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed in the same manner as the exercise of a non-qualified stock option, except if the termination is due to the death or disability of the employee where the options are exercised within one year after termination of employment by death or disability, the options will retain the favorable tax treatment for incentive options.

Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the time of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. Moreover, options that accelerate in the event of a change-in-control (or otherwise) may also cause more than $100,000 of options to become exercisable in the year of acceleration. If more than $100,000 of options first becomes exercisable in any one year, the excess options are non-qualified options regardless of the characterization in the grant agreement.

Non-Qualified Stock Options. Except as noted below, in the case of non-qualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) Peapack-Gladstone is entitled to a federal income tax deduction equal to the amount of income taxed to the optionee, subject to the ordinary and necessary test; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient’s holding period of the shares.

Stock Appreciation Rights. No income will be realized by a grantee in connection with the grant of a stock appreciation right. When the right is exercised, the grantee generally will be required to include in gross income as ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any shares of common stock received on the exercise. At the same time, Peapack-Gladstone will be entitled to a deduction for federal income tax purposes equal to the amount included in the grantee’s gross income by reason of the exercise, subject to satisfaction of the ordinary and necessary test.

Upon disposition of common stock acquired upon the exercise of a stock appreciation right, appreciation (or depreciation) occurring after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on the recipient’s holding period of the shares.

Restricted Stock Awards. A recipient of restricted stock generally will not be subject to tax at the time the restricted stock is received, but he/she will be subject to tax at ordinary income rates on the excess of: 1) the fair market value of the restricted stock when the restricted stock is first either transferable or not subject to a substantial risk of forfeiture, over 2) the amount (if any) paid for the stock by the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of grant of the restricted shares will recognize taxable ordinary income in the year of receipt of the shares equal to the excess of the fair market value of such shares of restricted stock at the time of grant (determined without regard to the restrictions) over the purchase price (if any) of such restricted stock. Upon the subsequent sale or exchange of such stock, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the amount paid for the stock, plus the amount included in gross income upon the grant.

If the restricted shares subject to a Section 83(b) election are forfeited before they are vested, the recipient may be entitled to a capital loss for federal income tax purposes equal to the purchase price (if any) of the forfeited shares, but the recipient will not be entitled to a loss with respect to any income recognized as a result of the Section 83(b) election.

With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis of such shares will generally be based on the fair market value of such shares on such date. However, if the recipient timely makes a Section 83(b) election to be taxed as of the date of the grant of restricted shares, the holding period commences on such date and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions). The recipient’s employer generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient, subject to the ordinary and necessary test.

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Dividends on Restricted Stock. Dividends on restricted stock granted to a participant in the 2012 Stock Incentive Plan which are paid prior to the time such stock becomes vested or transferable by the recipient will generally be treated as compensation which is taxable as ordinary income to the participant and will be deductible by Peapack-Gladstone, subject to satisfaction of the the ordinary and necessary test. However, if the recipient of restricted stock makes a timely Section 83(b) election with respect to the stock, dividends paid on such stock will be treated as dividend income, which is taxable to the recipient at a lower tax rate than the ordinary income tax rate, but will not be deductible by Peapack-Gladstone.

Stock Swaps. The 2012 Stock Incentive Plan provides that, with Peapack-Gladstone’s permission, an optionee may transfer previously owned shares to Peapack-Gladstone to satisfy the purchase price under an option (a “stock swap”). Generally, if an optionee utilizes previously owned shares to purchase shares upon the exercise of an incentive stock option, the optionee will not realize any gain upon the exchange of the old shares for the new shares and will carry over into the same number of new shares the basis and holding period for the old shares. If the optionee purchases more shares than the number of old shares surrendered in the stock swap, the incremental number of shares received in the stock swap will have a basis of zero and a holding period beginning on the date of the exercise of the incentive stock option. If, however, shares acquired through the exercise of an incentive stock option are used in a stock swap prior to the end of the statutory holding period applicable to the old shares, the stock swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition of ordinary income. See “Incentive Stock Options,” above.

If a stock swap is used to exercise a nonqualified stock option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the optionee, and the optionee will carry over into the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the stock swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the stock swap. The Optionee’s basis in those additional shares will be their fair market value taken into account in quantifying the Optionee’s compensation income and the holding period for such shares will begin on the date of the stock swap.

Ordinary Income Tax Consequences

Capital Gains. Under current law, a taxpayer’s net capital gain (i.e., the amount by which the taxpayer’s net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 15% if the shares have been held for more than 12 months. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

Ordinary Income Tax. Ordinary income earned by reason of non-qualified stock options and restricted stock is subject to tax at rates as high as 35%.

2012 STOCK INCENTIVE PLAN BENEFITS

There were approximately 138 officers, 176 other employees and eight non-employee directors of Peapack-Gladstone and its subsidiaries as of December 31, 2011. Because the Committee has full discretion to determine who is a key employee, there is no way to predict how many employees may ultimately receive awards or options under the 2012 Stock Incentive Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers, directors or employees, or groups thereof under the 2012 Stock Incentive Plan. No officers, directors or other employees have received awards or will receive awards before the date of the shareholder meeting.

Recommendation and Vote Required on Proposal 4

Approval of the 2012 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on Proposal 4, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed Crowe Horwath LLP as independent registered public accounting firm to examine Peapack-Gladstone’s consolidated financial statements for the fiscal year ending December 31, 2012 and to render other professional services as required. Representatives from Crowe Horwath LLP will be present at the annual meeting to answer questions and they will have the opportunity to speak if desired.

Aggregate fees for the fiscal years ending December 31, 2011 and December 31, 2010, billed by the Corporation’s independent registered public accounting firm, Crowe Horwath LLP (“Crowe”) were as follows:

Type of Service	2011	2010
Audit Fees (1)	$196,500	$187,000
Audit-Related Fees (2)	21,300	21,300
Total	$217,800	$208,300

(1)   These amounts include fees for professional services rendered by Crowe in connection with the audit of Peapack-Gladstone’s consolidated financial statements and internal control over financial reporting and reviews of the consolidated financial statements included in Peapack-Gladstone’s Quarterly Reports of Form 10-Q.

(2)   Comprised of fees for audit of retirement and 401(K) plans.

AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the independent registered public accounting firm to Peapack-Gladstone. The policy requires that all services to be performed by Crowe Horwath LLP, Peapack-Gladstone’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. All services rendered by Crowe Horwath LLP are permissible under applicable laws and regulations. Each new engagement of Crowe Horwath LLP was approved in advance by the Audit Committee.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 5

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012. Approval of this proposal requires the favorable vote of a majority of the votes cast. Abstentions and broker non-votes will have no impact on the approval of this proposal.

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SHAREHOLDER PROPOSALS

New Jersey corporate law requires that the notice of shareholders' meeting (for either a regular or special meeting) specify the purpose or purposes of such meeting. Thus, any substantive proposals, including shareholder proposals, must be referred to in Peapack-Gladstone's notice of shareholders' meeting for such proposal to be properly considered at a meeting of Peapack-Gladstone.

Proposals of shareholders which are eligible under the rules of the SEC to be included in Peapack-Gladstone's year 2012 proxy materials must be received by the Secretary of Peapack-Gladstone no later than November 23, 2012.

If Peapack-Gladstone changes its 2013 Annual Meeting date to a date more than 30 days from the date of its 2012 Annual Meeting, then the deadline referred to in the preceding paragraph will be changed to a reasonable time before Peapack-Gladstone begins to print and mail its proxy materials. If Peapack-Gladstone changes the date of its 2013 Annual Meeting in a manner that alters the deadline, Peapack-Gladstone will so state under Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change or notify its shareholders by another reasonable means.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

The Board of Directors knows of no business that will be presented for consideration at the meeting other than that stated in this proxy statement. Should any other matter properly come before the meeting or any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

WHETHER YOU INTEND TO BE PRESENT AT THE MEETING OR NOT, YOU ARE URGED TO RETURN YOUR SIGNED PROXY PROMPTLY.

By Order of the Board of Directors

FRANK A. KISSEL,

CHAIRMAN

Gladstone, New Jersey

March 23, 2012

PEAPACK-GLADSTONE'S ANNUAL REPORT FOR THE YEAR-ENDED DECEMBER 31, 2011 IS BEING MAILED TO THE SHAREHOLDERS WITH THIS PROXY STATEMENT. HOWEVER, SUCH ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT DEEMED TO BE A PART OF THE PROXY SOLICITING MATERIAL. In addition, a copy of our PROXY statement OR Annual Report (without exhibits) will be furnished to any shareholder upon written request addressed to Antoinette Rosell, CORPORATE Secretary, Peapack-Gladstone Financial Corporation, 500 HILLS DRIVE, P.O. Box 700, BEDMINSTER, New Jersey 07921. Our PROXY STATEMENT AND Annual Report ARE also available on our website at www.pgbank.com.

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EXHIBIT A

PEAPACK-GLADSTONE FINANCIAL CORPORATION

2012 LONG-TERM STOCK INCENTIVE PLAN

(Adopted by Directors January 19, 2012)

(Approved by Shareholders April __, 2012)

1. Purpose. The purpose of the Plan is to provide additional incentive to those officers, key employees and independent contractors of the Company and its Subsidiaries, and certain members of the Board of Directors of the Company whose substantial contributions are essential to the continued growth and success of the Company’s business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers, employees, independent contractors and Directors to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights.

2. Definitions. For purposes of this Plan:

(a) “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

(b) “Award” means a grant of Restricted Stock or Stock Appreciation Rights, or either or both of them.

(c) “Bank” means Peapack-Gladstone Bank, a Subsidiary.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding anything else herein to the contrary, in the event that an employee, Director or independent contractor is terminated or removed for Cause, or resigns at a time when Cause exists, or if, following termination, resignation or removal it is determined that Cause existed at the time of such termination, resignation or removal, then any and all Options and Awards will automatically be terminated and void as of the date that Cause arose, and no notice to that effect is required in order to effect that result.

(f) “Change in Capitalization” means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

(g) “Change in Control” means an event of a nature that: (1) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company’s outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Company; or (2) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the Incumbent Board; or (3) consummation of regulatory approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the resulting entity or such plan, merger, consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Company shall be distributed by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company; or (5) a tender offer is made for 25% or more of the voting securities of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means a committee consisting solely of two (2) or more directors who are Non-Employee Directors (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) of the Company and outside directors as defined pursuant to Section 162(m) of the Code (as it may be amended from time to time) appointed by the Board to administer the Plan and to perform the functions set forth herein. Directors appointed by the Board to the Committee shall have the authority to act notwithstanding the failure to be so qualified.

(j) “Company” means Peapack-Gladstone Financial Corporation, a New Jersey corporation.

(k) “Director” means a member of the Board who is not also serving as an employee of the Company.

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(l) “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee, independent contractor or Director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the individual’s lifetime.

(m) “Eligible Employee” means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

(n) “Escrow Agent” means the escrow agent under the Escrow Agreement, designated by the Committee. The Bank may be appointed as the Escrow Agent.

(o) “Escrow Agreement” means an agreement between the Company, the Escrow Agent and a Grantee, in the form specified by the Committee, under which shares of Restricted Stock awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such shares expire and the shares are delivered to the Grantee or (b) the Company reacquires the shares pursuant hereto and the shares are delivered to the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (C) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

(r) “Grantee” means a person to whom an Award has been granted under the Plan.

(s) “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

(t) “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

(u) “Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

(v) “Optionee” means a person to whom an Option has been granted under the Plan.

(w) “Parent” means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

(x) “Plan” means the Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time.

(y) “Restricted Stock” means Shares issued or transferred to an Eligible Employee or Director which are subject to restrictions as provided in Section 8 hereof.

(z) “Retirement” means the retirement from active employment of an employee or officer, but only if such person meets all of the following requirements: (i) he has a minimum combined total of years of service to the Company or any Subsidiary (excluding service to any acquired company) and age equal to eighty (80), (ii) he is age sixty-two (62) or older, and (iii) he provides six (6) months prior written notice to the Company of the retirement. For Directors, the term “Retirement” shall mean the date on which the Director ceases to be a member of the Board after both attaining age sixty (60) and completing at least ten (10) years of service on the Board.

(aa) “Shares” means the common stock, no par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

(ab) “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in Section 7 hereof.

(ac) “Subsidiary” means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ad) “Successor Corporation” means a corporation, or a parent or subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

(ae) “Ten-Percent Shareholder” means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Section 422(b)(6) of the Code.

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3. Administration.

(a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Each member of the Committee shall be a Non-Employee Director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an outside director as defined pursuant to Section 162(m) of the Code as it may be amended from time to time. No failure to be so qualified shall invalidate any Option or Award or any action or inaction under the Plan. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(1) to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Options to be granted to each eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

(2) to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such shares or rights, the purchase price per share, if any, of Restricted Stock and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

(3) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

(4) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

(5) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

Subject to the terms and conditions set forth herein, the Committee may, from time to time, recommend the grant of Options and Awards to the Directors in such numbers and upon such terms as it deems appropriate, but all such grants must be approved by the Company’s Board of Directors.

4. Stock Subject to Plan.

(a) The maximum number of Shares that may be issued or transferred pursuant to all Options and Awards under this Plan is 200,000 of which not more than 200,000 Shares may be issued or transferred pursuant to Options and/or Awards to any one Eligible Employee. The maximum number of Shares that may be issued or transferred pursuant to Options or Awards for Incentive Stock Options shall be 200,000. Upon a Change in Capitalization after the adoption of this Plan by the Board, the Shares shall be adjusted to the number and kind of Shares of stock or other securities existing after such Change in Capitalization.

(b) Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

(c) Whenever any Shares subject to an Award or Option are (i) resold to the Company, (ii) retained by the Company upon exercise of an Award or Option in order to satisfy the exercise price for such Award or Option or any withholding or other taxes due with respect to such Option or Award, or (iii) forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

5. Eligibility. Subject to the provisions of the Plan, the Committee (or, with respect to Directors, the Board) shall have full and final authority to select those Eligible Employees and independent contractors who will receive Options and/or Awards, but no person shall receive any Options or Awards unless he or she is an employee of the Company or a Subsidiary, or a Director or independent contractor, at the time the Option or Award is granted.

6. Stock Options. The Committee (or, with respect to Directors, the Board) may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Option Agreement shall be subject to the following conditions:

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(a) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and each Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted. Incentive Stock Options cannot be granted to Directors or independent contractors.

(b) Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and (ii) no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted.

(c) Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

(d) Stock Options; Vesting. Subject to Section 6(i) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee or the Board as set forth in the Option Agreement. Unless otherwise provided in the Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Upon the death, Disability or Retirement of an Optionee, all Options shall become immediately exercisable. Notwithstanding the foregoing, the Committee (or, with respect to Directors, the Board) may accelerate the exercisability of any Option or portion thereof at any time.

(e) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail (including electronic mail) to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor, as well as for any required tax withholding, and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option and required tax withholding shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by having Shares that would otherwise have been delivered to the Optionee upon exercise of an Option withheld by the Company. Any Shares transferred to or withheld by the Company as payment of the purchase price or tax withholding under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee.

(f) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee’s name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(g) Termination of Employment. In the event that an Optionee who is not a Director ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

(i) If the Optionee’s termination of employment is due to his death or Disability, the Options shall become fully vested and shall be exercisable for a period of three years following such termination of employment, and shall thereafter terminate;

(ii) If the Optionee’s termination of employment is by the Optionee (other than due to the Optionee’s Retirement), the Option shall terminate on the date of the termination of employment;

(iii) If the termination of employment is due to the Optionee’s Retirement, the Option shall become fully vested and shall be exercisable for 90 days (three years for an Option designated initially as a Nonqualified Stock Option); and

(iv) If the Optionee’s termination of employment is for any other reason, the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate, except that with respect to an Option initially designated as a Nonqualified Stock Option, if the Optionee’s termination of employment occurs within 12 months after a Change in Control, the Option shall be exercisable for three years following the termination of employment.

Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option. Notwithstanding anything to the contrary in this Section 6(g), no Option shall be exercisable beyond the term of the Option.

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(h) Termination of Service for Directors. Upon the termination of a Director’s service as a member of the Board for any reason other than Retirement, Disability, Change in Control or death, the Director’s Options shall be exercisable only as to those Shares which were immediately exercisable by the Director at the date of termination. In the event of the death, Retirement or Disability of a Director, all Options held by the Director shall become immediately exercisable. Upon termination of the Director’s service due to or within 12 months after a Change in Control, all Options held by the Director shall become immediately exercisable. Options granted to a Director shall expire and no longer be exercisable upon the earlier of (i) one hundred twenty (120) months following the date of grant, or (ii) three (3) years following the date on which the Director ceases to serve as a Director (for any reason other than Cause).

(i) Effect of Change in Control. In the event of a Change in Control, all Options (other than Options granted to Directors) outstanding on the date of such Change in Control shall become immediately and fully exercisable. Notwithstanding anything else herein to the contrary, in the event of a Change in Control, the Board in its sole discretion has the authority to terminate any and all Options and Awards, and to pay to the holder of the Options or Awards the value of such Options and Awards.

7. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same shares covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

(a) Time of Grant. A Stock Appreciation Right may be granted:

(i) at any time if unrelated to an Option; or

(ii) if related to an Option, at the time of grant of the Option.

(b) Stock Appreciation Rights Related to an Option.

(i) Payment. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(3).

(ii) Exercise. Subject to Section 7(f), a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(iii) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(iv) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Except as provided in Section 7(b)(5), (A) upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised and (B) upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised.

(v) Simultaneous Exercise of Stock Appreciation Right and Option. The Committee may provide, either at the time a Stock Appreciation Right is granted in connection with a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, subject to Section 7(f), upon exercise of such Option, the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised. In such event, the Grantee shall be entitled to receive the amount described in Section 7(b)(3) (or some percentage of such amount if so provided in the Agreement evidencing the Stock Appreciation Right), in addition to the Shares acquired pursuant to the exercise of the Option. If a Stock Appreciation Right Agreement contains an automatic exercise provision described in this Section 7(b)(5) and the Option or any portion thereof to which it relates is exercised within six (6) months from the date the Stock Appreciation Right is granted, such automatic exercise provision shall not be effective with respect to that exercise of the Option. The inclusion in an Agreement evidencing a Stock Appreciation Right of a provision described in this Section 7(b)(5) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Agreement.

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(c) Stock Appreciation Rights Unrelated to an Option. The Committee may grant to Eligible Employees and independent contractors (and the Board may grant to Directors) Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee or the Board shall determine, but in no event shall they have a term of greater than ten (10) years. Upon the death, Disability or Retirement of a Grantee, all Stock Appreciation Rights shall become immediately exercisable. Upon the death or Disability of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of one (1) year following such termination of employment or service, and shall thereafter terminate. Upon the Retirement of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of ninety (90) days following such Retirement, and shall thereafter terminate. The amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(3), except that “Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right” shall be substituted for “purchase price under the related Option.”

(d) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

(e) Form of Payment. Payment of the amount determined under Sections 7(b)(3) or 7(c), may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 7(b)(3) or 7(c) to an officer of the Company or a Subsidiary who is subject to Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company’s quarterly or annual statements of earnings.

(f) Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except in the event that the death or Disability of the Grantee occurs before the expiration of the six-month period.

(g) Effect of Change in Control. In the event of a Change in Control, subject to Section 7(f), all Stock Appreciation Rights shall become immediately and fully exercisable.

8. Restricted Stock. The Committee (or, with respect to Directors, the Board) may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee or Board may require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

(a) Rights of Grantee.

(i) Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee; provided, that the Grantee has executed an Agreement evidencing the Award, an Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock Award, together with the stock powers, shall be deposited with the Escrow Agent. Except as restricted by the terms of the Agreement, upon the delivery of the Shares to the Escrow Agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the shares and to receive, subject to Section 8(d), all dividends or other distributions paid or made with respect to the Shares.

(ii) If a Grantee receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

(b) Non-Transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

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(c) Lapse of Restrictions.

(i) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee (or, when applicable, the Board) may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary (or a member of the Board) from the date the Award was granted, or unless the Committee sets a later date for the lapse of such restrictions.

(ii) In the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee thereof.

(iii) In the event of termination of employment (or termination of service as a Director) as a result of death, Disability or Retirement of a Grantee, all restrictions upon Shares of Restricted Stock awarded to such Grantee shall thereupon immediately lapse. The Committee or Board may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder, unless the Committee or the Board sets a later date for the lapse of such restrictions.

(d) Treatment of Cash Dividends. At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of cash dividends, or a specified portion thereof, declared or paid on Shares of Restricted Stock by the Company, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such cash dividends shall be paid over to the Grantee, or (ii) the forfeiture of such Shares under Section 8(b) hereof, in which case such cash dividends shall be forfeited to the Company, and such dividends shall be held by the Company for the account of the Grantee until such time. In the event of such deferral, interest shall be credited on the amount of such cash dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Payment of deferred cash dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence, in the manner specified therein.

(e) Delivery of Shares. When the restrictions imposed hereunder and in the Plan expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Shares of Restricted Stock to the Company and upon receipt of such certificate the Company shall deliver to the Grantee (or such Grantee’s legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired. A new certificate covering Shares of Restricted Stock previously awarded to the Grantee which remain restricted shall be issued to the Grantee and held by the Escrow Agent and the Agreement, as it relates to such shares, shall remain in effect. Notwithstanding the foregoing, if requested by the Grantee, the Committee or the Board, in its discretion, has the right to cancel Shares of Restricted Stock to be delivered to the Grantee having a Fair Market Value, on the day preceding the date of vesting of the Restricted Stock, equal to the aggregate required tax withholding in connection with such vesting, and to apply the value of such Shares of Restricted Stock as payment for the Grantee’s aggregate required tax withholding for the vesting of any Shares of Restricted Stock.

9. Adjustment Upon Changes in Capitalization.

(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares as to which Options or Awards have been granted under the Plan, and the purchase price therefor, if applicable.

(b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

(c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

10. Effect of Certain Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company’s assets, provision shall be made in connection with such transaction for the assumption of the Plan and the Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder.

11. Release of Financial Information. A copy of the Company’s annual report to shareholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company’s shareholders. Upon request the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company’s prior fiscal year.

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12. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Sections 9 and 10 hereof, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

(a) increase the number of Shares as to which Options or Awards may be granted under the Plan; or

(b) change the class of persons eligible to participate in the Plan.

Except as otherwise provided herein, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

13. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee or the Board;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company to terminate the employment or service of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

15. Regulations and Other Approvals; Governing Law.

(a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b) The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code (each as amended from time to time) and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith to the extent necessary. Any provisions inconsistent with such Rule or Section shall be inoperative but shall not affect the validity of the Plan or any grants thereunder.

(d) Except as otherwise provided in Section 12, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(e) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Committee.

(f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

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16. Miscellaneous.

(a) Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b) Withholding of Taxes. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him or her pursuant to his or her exercise of the Incentive Stock Option within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof.

(c) Designation of Beneficiary. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

(d) Section 409A Compliance. The Plan is intended to be administered and interpreted in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on participants in the Plan of immediate tax recognition and additional taxes pursuant to Section 409A. Notwithstanding the foregoing, neither the Company, the Board nor the Committee shall have any liability to any person in the event Section 409A applies to any such Award or Option in a manner that results in adverse tax consequences for the participant or any of his/her beneficiaries or transferees.

17. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes cast at a meeting of shareholders at which a quorum is present to be held within twelve (12) months of such adoption. No Options or Awards shall vest hereunder unless such shareholder approval is obtained.

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PEAPACK-GLADSTONE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF			For	With- hold	For All Except
THE BOARD OF DIRECTORS	1.	ELECTION OF TWELVE (12) DIRECTORS	☐	☐	☐
The undersigned hereby appoints John D. Kissel, James R. Lamb and Philip W. Smith, III, or any one of them, as Proxy, each with full power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Peapack-Gladstone Financial Corporation (the “Corporation”), standing in the undersigned’s name at the Annual Meeting of Shareholders of the Corporation to be held on April 24, 2012 at 2:00 p.m. or any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to the meeting.		Finn M. W. Caspersen, Jr. Frank A. Kissel Edward A. Merton Rogers	Anthony J. Consi, II John D. Kissel F. Duffield Meyercord Philip W. Smith, III	Pamela Hill James R. Lamb John R. Mulcahy Robert M. Craig C. Spengeman
		INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

					For	Against	Abstain
		2.	To approve, on a nonbinding basis, the compensation of		☐	☐	☐
				Every Year	Every 2 Years	Every 3 Years	Abstain
		3.	To hold an advisory vote on the frequency of the advisory vote on the compensation of the Corporation’s named executive officers.	☐	☐	☐	☐

					For	Against	Abstain
		4.	The approval of the PeapackGladstone Financial Corporation 2012 LongTerm Stock Incentive Plan, which generally provides the Board of Directors the authority to grant stock options, stock appreciation rights and restricted stock for a maximum of 200,000 shares of common stock to selected officers, key employees, independent contractors and nonemployee directors of PeapackGladstone and any subsidiary of PeapackGladstone.		☐	☐	☐

					For	Against	Abstain
		5.	The ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2012.		☐	☐	☐

		6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please be sure to date and sign this proxy card in the box below	Date	PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. è					☐

Sign above Co-holder (if any) sign above
Please sign exactly as names appear above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full corporate names by President or other authorized officer. If a partnership or limited liability company, please sign in the entity name by an authorized person.

ÇDetach above card, sign, date and mail in the return envelope provided.Ç

PEAPACK-GLADSTONE FINANCIAL CORPORATION

PLEASE ACT PROMPTLY

SIGN, DATE &MAIL YOUR PROXY CARD TODAY

This Proxy, when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION is made, this Proxy will be voted "FOR" the election of all twelve nominees for Director and for proposals 2,4, 5 and 6 and for "Every Year" for proposal 3.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________

______________________________

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